BENHAM TARGET
                                MATURITIES TRUST



                                 Annual Report
                               September 30, 1995


                              [picture of bullseye
                                     range]




                        [company logo] The Benham Group
              Part of the Twentieth Century Family of Mutual Funds

                                    CONTENTS

   U.S. ECONOMIC REVIEW.................................  1

   MARKET SUMMARY.......................................  2

   1995 PORTFOLIO
   Performance Information & Portfolio Statistics.......  4
   Performance Comparison & Portfolio Composition.......  5
   Management Discussion................................  6
   Financial Highlights..................................34
   Schedule of Investments...............................55

   2000 PORTFOLIO
   Performance Information & Portfolio Statistics.......  8
   Performance Comparison & Portfolio Composition.......  9
   Management Discussion.................................10
   Financial Highlights..................................36
   Schedule of Investments...............................56

   2005 PORTFOLIO
   Performance Information & Portfolio Statistics........12
   Performance Comparison & Portfolio Composition........13
   Management Discussion.................................14
   Financial Highlights..................................38
   Schedule of Investments...............................57

   2010 PORTFOLIO
   Performance Information & Portfolio Statistics........16
   Performance Comparison & Portfolio Composition........17
   Management Discussion.................................18
   Financial Highlights..................................40
   Schedule of Investments...............................58

   2015 PORTFOLIO
   Performance Information & Portfolio Statistics........20
   Performance Comparison & Portfolio Composition........21
   Management Discussion.................................22
   Financial Highlights..................................42
   Schedule of Investments...............................59

   2020 PORTFOLIO
   Performance Information & Portfolio Statistics........24
   Performance Comparison & Portfolio Composition........25
   Management Discussion.................................26
   Financial Highlights..................................44
   Schedule of Investments...............................60

   INVESTMENT FUNDAMENTALS...............................28

                              U.S. ECONOMIC REVIEW
                                 JAMES M. BENHAM      [photo of James
                              Chairman of the Board      M. Benham]

Lower-than-expected inflation during the 12 months ended September 30, 1995, helped generate optimism in the U.S. financial markets. U.S. inflation, as measured by the consumer price index, increased at an annual rate of just 2.5% during the 12-month period. Corporate mergers, downsizing and global job competition kept labor costs low, and technological advances made U.S. workers more efficient, boosting U.S. productivity to a 10-year high.

[graph data described below]

Slow economic growth also contributed significantly to the low inflation rate. The Federal Reserve (the Fed) achieved its goal of slow economic growth and low inflation, the so-called "soft landing." The Fed raised short-term interest rates seven times from February 1994 to February 1995 (see the accompanying graph) to slow the economy and prevent inflation. The higher interest rates caused slowdowns in auto, home and retail sales in the first quarter of 1995. Growth was even slower in the second quarter. U.S. employment suffered the biggest monthly jobs decline in four years, and industrial production declined for three consecutive months. As a result, real annual growth was just 1.3% in the second quarter.

Economic weakness was so pronounced by the summer of 1995 that the Fed reduced interest rates in early July. The Fed lowered the target for the federal funds rate from 6.00% to 5.75%, its first rate cut since September 1992. Despite this action, economic signals remained mixed through the third quarter. Signs of strength appeared in the housing and manufacturing sectors, but consumer confidence ebbed and retail sales lagged. As a result, the Fed left interest rates unchanged in August and September.

Despite a strong preliminary economic growth estimate for the third quarter, the jury is still out regarding the strength of the U.S. economy. Many analysts project that the economy could experience its smallest fourth-quarter growth rate since 1991. If tangible signs of economic weakness (such as low holiday season sales figures) appear and Congress and President Clinton agree on a meaningful budget deficit-reduction plan (one that would cut government spending and therefore inhibit economic growth), the Fed may cut short-term interest rates again before the end of the year.

[graph data]
                  Discount Rate             Fed Funds Rate
Oct-91            5                         5.21
Nov-91            4.5                       4.81
Dec-91            3.5                       4.43
Jan-92            3.5                       4.03
Feb-92            3.5                       4.06
Mar-92            3.5                       3.98
Apr-92            3.5                       3.73
May-92            3.5                       3.82
Jun-92            3.5                       3.76
Jul-92            3                         3.25
Aug-92            3                         3.3
Sep-92            3                         3.22
Oct-92            3                         3.1
Nov-92            3                         3.09
Dec-92            3                         2.92
Jan-93            3                         3.02
Feb-93            3                         3.03
Mar-93            3                         3.07
Apr-93            3                         2.96
May-93            3                         3
Jun-93            3                         3.04
Jul-93            3                         3.06
Aug-93            3                         3.03
Sep-93            3                         3.09
Oct-93            3                         2.99
Nov-93            3                         3.02
Dec-93            3                         2.96
Jan-94            3                         3.05
Feb-94            3                         3.25
Mar-94            3                         3.34
Apr-94            3                         3.56
May-94            3.5                       4.01
Jun-94            3.5                       4.25
Jul-94            3.5                       4.26
Aug-94            4                         4.47
Sep-94            4                         4.73
Oct-94            4                         4.76
Nov-94            4.75                      5.29
Dec-94            4.75                      5.45
Jan-95            4.75                      5.53
Feb-95            5.25                      5.92
Mar-95            5.25                      5.98
Apr-95            5.25                      6.05
May-95            5.25                      6.01
Jun-95            5.25                      5.98
Jul-95            5.25                      5.77
Aug-95            5.25                      5.75
Sep-95            5.25                      5.8
Oct-95            5.25                      5.97

                                 MARKET SUMMARY
                                ZERO-COUPON BONDS
          by Dave Schroeder, Vice President & Senior Portfolio Manager

NOTE: We suggest that you review the Investment Fundamentals and U.S. Economic Review sections before you read this section. The words and investment terms marked with an asterisk (*) are defined in the Investment Fundamentals section beginning on page 28.

Performance Perspective

What a difference a year (and falling interest rates) can make! In last year's annual report, the Target Portfolios had total returns for the fiscal year ended September 30, 1994, ranging from 1.01% for the 1995 Portfolio to -28.29% for the 2020 Portfolio. Inflation fears, strong economic growth and five (out of an eventual seven) short-term interest rate increases by the Fed caused interest rates in general to rise and bond prices to slump in 1994.

The situation has reversed in 1995. The Fed's interest rate increases have slowed the economy and brought inflation under control, leading to falling interest rates and rising U.S. bond prices (see page 1). Long maturity zeros* have benefited most from the U.S. bond market rally, posting total returns of 30% and higher for the fiscal year ended September 30, 1995. These bonds have even surpassed the strong performance of U.S. stocks. For the fiscal year ended September 30, 1995, the three longest-term Portfolios (2010, 2015 and 2020) had total returns that exceeded the 29.74% total return for the Standard & Poor's 500 (S&P 500) stock index. Even 2005, an intermediate-term Portfolio, came close to matching the the performance of the S&P 500, with a total return of 25.16%.

Yields    [graph data described below]

The yield curve* graph shown on this page tells much of the yield and performance story for zeros during the fiscal year ended September 30, 1995. The large gap between the solid black line (representing zero yields as of September 30, 1994) and the solid red line (representing zero yields as of September 30,
1995) shows how far zero yields fell during the fiscal year. Falling yields, in turn, corresponded to rising zero prices and higher share prices for the Portfolios.

[graph data]
                  9/30/94           3/31/95          9/30/95
"1"               5.665             6.445            5.54
"2"               6.385             6.71             5.815
"3"               6.785             6.95             5.92
"4"               7.01              7.0125           5.9725
"5"               7.235             7.075            6.025
"6"               7.375             7.14             6.1075
"7"               7.515             7.205            6.19
"8"               7.62              7.22             6.25167
"9"               7.725             7.33833          6.31333
"10"              7.83              7.405            6.375
"11"              7.8725            7.4405           6.423
"12"              7.915             7.476            6.471
"13"              7.9575            7.5115           6.519
"14"              8                 7.547            6.567
"15"              8.0425            7.5825           6.615
"16"              8.085             7.618            6.663
"17"              8.1275            7.6535           6.711
"18"              8.17              7.689            6.759
"19"              8.2125            7.7245           6.807
"20"              8.255             7.76             6.855
"21"              8.244             7.762            6.864
"22"              8.233             7.764            6.873
"23"              8.222             7.766            6.882
"24"              8.211             7.768            6.891
"25"              8.2               7.77             6.9
"26"              8.068             7.654            6.778
"27"              7.936             7.538            6.656
"28"              7.804             7.422            6.534
"29"              7.672             7.306            6.412
"30"              7.54              7.19             6.29

                                 MARKET SUMMARY
                                ZERO-COUPON BONDS
                       (Continued from the previous page)

The graph also shows how the zero yield curve flattened as yields for longer-maturity zeros fell further than yields for short maturity zeros. Yields were stable at the short end of the zero yield curve because market expectations for short-term interest rate levels in September 1995 were much the same as they were a year earlier.

Supply and Demand

One of the biggest supply and demand stories for zeros over the past two years has been the increased reconstitution* of receipt zeros.* Between 1982 and 1985, dealers stripped* approximately $36 billion of ordinary Treasury bonds (Treasuries). They created receipt zeros by placing the underlying Treasuries with a custodian and selling receipts entitling the receipt holders to single interest and principal payments in the future. Until 1985, the only Treasury zeros were receipt and physical zeros.

In 1985, the U.S. Treasury initiated the STRIPS* program. The superior liquidity and settlement characteristics of STRIPS effectively ended the receipt zero creation programs, but a pool of existing receipt zeros remained in the market. This pool of receipt zeros traded at higher yields than STRIPS because they were more difficult to reconstitute. The custodial agreements signed by the dealers stipulated that receipt coupons had to be matched with receipt principal to form whole bonds; receipt zeros could not be combined with STRIPS to effect reconstitution.

That changed in late 1993, when the dealers amended their custodial agreements to allow reconstitution of receipt zeros using STRIPS. That, in turn, made it easier for investors to profit when whole Treasuries could be sold for more than their separate stripped parts. Investors could buy receipt zeros at favorable prices and reconstitute them into whole bonds that were worth more to the market. The custodial amendments also allowed coupon receipt zero holders to exchange with the custodian for the same maturity coupon STRIPS.

Opportunities to profit from price differences between receipt zeros and underlying Treasuries have caused yield spreads* to tighten and have further reduced the finite supply of receipt zeros. Net reconstitution in 1995 of Treasuries with maturities of 20 years and longer has also reduced the supply (and increased the price) of short-maturity coupon STRIPS. These coupon STRIPS are matched with principal receipt zeros to reconstitute long-term Treasuries.

                                 1995 PORTFOLIO
                               PERFORMANCE SUMMARY
                      For Periods Ended September 30, 1995

                                     Average Annual Total Returns
    Net Asset Value Range   ----------------------------------------------------
      (10/1/94-9/30/95)        1 Year       3 Years     5 Years    10 Years
                            ----------------------------------------------------
       $94.92-$100.51           5.77%        4.11%       8.49%      10.40%

The Portfolio commenced operations on March 25, 1985.

PLEASE NOTE: Total returns are based on historical Portfolio performance and do not guarantee future results. The Portfolio's share price and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.
                             PERFORMANCE DEFINITIONS

Net Asset Value (NAV) Range indicates the Portfolio's share price movements over the stated period and can be used to gauge the stability of the Portfolio's share price.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Portfolio and assume that all of the Portfolio's distributions are reinvested.

Average Annual Total Returns illustrate the annually compounded returns that would have produced the Portfolio's cumulative total returns if the Portfolio's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Portfolio's "Financial Highlights" on page 34.

                            KEY PORTFOLIO STATISTICS

                                    9/30/95             3/31/95

         Market Value:              $64,420,933         $88,046,007
         AGR:                       5.03%               5.69%
         WAM Date:                  12/25/95            12/25/95
         AVM:                       $101.62             $101.59
         STRIPS Yield:              5.62%               6.48%
         Non-STRIPS Yield:          5.56%               6.13%

These statistics are defined on page 30. Their value typically changes over time.

                                                      1995 PORTFOLIO
                                                SEC PERFORMANCE COMPARISON
 Comparative Performance of $10,000 Invested on 10/1/85 in the Portfolio, the Merrill Lynch Long-Term U.S. Treasury Index
                                               and the Portfolio`s Benchmark
                                                      [line graph]

[graph data]
                  Index ($31,834)           Benchmark ($28,475)            Portfolio ($26,883)
Sep-85            10000                     10000                          10000
Oct-85            10379                     10421                          10286
Nov-85            10808                     10808                          10776
Dec-85            11403                     11545                          11506
Jan-86            11418                     11571                          11514
Feb-86            12593                     12729                          12649
Mar-86            13712                     13804                          13551
Apr-86            13599                     13968                          13629
May-86            12852                     13128                          12965
Jun-86            13651                     14068                          13701
Jul-86            13599                     13983                          13752
Aug-86            14185                     14786                          14520
Sep-86            13632                     14202                          13781
Oct-86            13887                     14370                          14100
Nov-86            14160                     14859                          14458
Dec-86            14138                     14894                          14541
Jan-87            14373                     15215                          14761
Feb-87            14596                     15299                          14887
Mar-87            14184                     15029                          14595
Apr-87            13590                     14207                          13835
May-87            13468                     13854                          13706
Jun-87            13625                     14253                          13827
Jul-87            13368                     13939                          13615
Aug-87            13148                     13726                          13401
Sep-87            12563                     13046                          12834
Oct-87            13486                     13781                          13506
Nov-87            13492                     14036                          13730
Dec-87            13761                     14261                          13975
Jan-88            14593                     15065                          14655
Feb-88            14773                     15306                          14923
Mar-88            14314                     14925                          14569
Apr-88            14084                     14715                          14422
May-88            13836                     14515                          14134
Jun-88            14420                     15086                          14676
Jul-88            14147                     14865                          14502
Aug-88            14201                     14833                          14489
Sep-88            14737                     15368                          14976
Oct-88            15171                     15746                          15351
Nov-88            14839                     15408                          15032
Dec-88            15028                     15400                          15075
Jan-89            15332                     15735                          15281
Feb-89            15024                     15411                          14992
Mar-89            15184                     15572                          15142
Apr-89            15540                     15910                          15501
May-89            16158                     16492                          15996
Jun-89            17074                     17166                          16641
Jul-89            17464                     17697                          17144
Aug-89            16999                     17248                          16716
Sep-89            17064                     17299                          16756
Oct-89            17749                     17865                          17248
Nov-89            17893                     18042                          17414
Dec-89            17868                     18082                          17385
Jan-90            17259                     17711                          17053
Feb-90            17184                     17689                          17069
Mar-90            17140                     17678                          17088
Apr-90            16700                     17470                          16847
May-90            17480                     18032                          17345
Jun-90            17878                     18323                          17636
Jul-90            18061                     18665                          17960
Aug-90            17281                     18394                          17708
Sep-90            17502                     18551                          17896
Oct-90            17891                     18949                          18236
Nov-90            18634                     19463                          18683
Dec-90            19022                     19795                          18985
Jan-91            19237                     19960                          19175
Feb-91            19313                     20049                          19271
Mar-91            19376                     20108                          19309
Apr-91            19631                     20421                          19571
May-91            19630                     20454                          19665
Jun-91            19476                     20435                          19627
Jul-91            19761                     20697                          19839
Aug-91            20451                     21219                          20398
Sep-91            21089                     21683                          20808
Oct-91            21157                     22031                          21134
Nov-91            21259                     22393                          21447
Dec-91            22528                     23029                          22052
Jan-92            21797                     22710                          21752
Feb-92            21951                     22760                          21766
Mar-92            21709                     22581                          21592
Apr-92            21717                     22899                          21878
May-92            22289                     23271                          22253
Jun-92            22608                     23703                          22667
Jul-92            23532                     24186                          23160
Aug-92            23731                     24529                          23460
Sep-92            24094                     24953                          23837
Oct-92            23615                     24580                          23470
Nov-92            23688                     24452                          23318
Dec-92            24317                     24820                          23666
Jan-93            25037                     25234                          24083
Feb-93            25867                     25593                          24434
Mar-93            25937                     25710                          24517
Apr-93            26126                     25888                          24717
May-93            26223                     25762                          24597
Jun-93            27325                     26026                          24830
Jul-93            27747                     26049                          24865
Aug-93            28860                     26340                          25138
Sep-93            28988                     26410                          25196
Oct-93            29167                     26451                          25239
Nov-93            28423                     26449                          25215
Dec-93            28508                     26561                          25309
Jan-94            29200                     26728                          25461
Feb-94            27981                     26563                          25279
Mar-94            26838                     26455                          25172
Apr-94            26427                     26364                          25063
May-94            26299                     26426                          25100
Jun-94            26063                     26519                          25172
Jul-94            26887                     26711                          25360
Aug-94            26720                     26822                          25437
Sep-94            25910                     26826                          25432
Oct-94            25795                     26927                          25494
Nov-94            25932                     26898                          25451
Dec-94            26388                     26981                          25502
Jan-95            27062                     27244                          25756
Feb-95            27822                     27461                          25967
Mar-95            28024                     27591                          26090
Apr-95            28518                     27742                          26238
May-95            30723                     27940                          26422
Jun-95            31094                     28080                          26556
Jul-95            30609                     28208                          26668
Aug-95            31269                     28355                          26789
Sep-95            31834                     28475                          26883

Past performance does not guarantee future results.

The Index: The SEC requires each variable-price mutual fund to provide a line graph comparing fund performance with an appropriate broad-based market index over 10 years (or the life of the fund). We have selected the Merrill Lynch Long-Term U.S. Treasury Index as the Index for the Portfolio.

Supplementary Index/Portfolio Benchmark: Although the investment characteristics of the Index are similar to those of the Portfolio, the securities owned by the Portfolio and those composing the Index are different. For that reason, the SEC encourages the use of narrower, supplementary indexes that more closely resemble the funds with which they are compared. Because the Index does not include zero-coupon bonds, we have selected the Portfolio's benchmark, a November 15, 1995 maturity coupon STRIPS issue, to be the Portfolio's supplementary index.

PLEASE NOTE: The line representing the Portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the lines representing the total returns of the Index and the Portfolio's benchmark do not. Investors cannot invest directly in the Index.

                     PORTFOLIO COMPOSITION BY SECURITY TYPE
                                  [pie charts]

[graph data]                       [graph data]
9/30/95                            3/31/95
T-Bills: 38%                       STRIPS: 66%
STRIPS: 35%                        T-Bills: 18%
T-Notes: 13%                       T-Notes: 7%
TRs: 6%                            CUBES: 5%
CUBES: 5%                          Other: 4%
Other: 3%

For definitions of these security types, see pages 29 and 30. The composition of the Portfolio typically changes over time.

                                 1995 PORTFOLIO
                              MANAGEMENT DISCUSSION
         with Dave Schroeder, Vice President & Senior Portfolio Manager

NOTE: We suggest that you review the Investment Fundamentals, U.S. Economic Review, Market Summary and Portfolio Performance and Composition sections before you read this discussion. Terms marked with an asterisk (*) are defined in the Investment Fundamentals section beginning on page 28.

Q:       How did the Portfolio  perform  during the fiscal year ended  September
         30, 1995?

A: The Portfolio's total return for the period was 5.77% (see page 4 for more total return information). In absolute terms, this was the Portfolio's best fiscal year total return since 1993, reflecting the favorable U.S. bond market conditions described on page 2. In relative terms, the Portfolio's total return for the period was 38 basis points* lower than the 6.15% total return for the Portfolio's benchmark, a November 15, 1995 maturity coupon STRIPS* issue. (See page 5 for the historical comparative performance of the Portfolio and its benchmark.)

Q:       Why did the Portfolio underperform its benchmark?

A: The Portfolio's operating expenses (such as transaction costs and management fees) reduced its return relative to the benchmark. Before expenses, the Portfolio's total return for the fiscal year was higher than the benchmark's return. This outperformance before expenses is likely due to the Portfolio's longer average maturity (a 12/25/95 WAM date* as of 9/30/95, compared to the benchmark's 11/15/95 maturity date), which made the Portfolio more sensitive to falling interest rates than the benchmark.

Q:       How did you position the Portfolio during the last six months?

A: We continued to move the Portfolio into a very "liquid" position, which means that it held securities that are relatively easy to sell in the market. As shown in the graphs at the bottom of page 5, by September 30 the Portfolio was invested primarily in highly liquid Treasury bills, Treasury notes and STRIPS. This should help the Portfolio meet shareholder redemption requests in the weeks ahead.

                                 1995 PORTFOLIO
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

Q:       When will you liquidate the Portfolio?

A:       We plan to liquidate the Portfolio on or about January 25, 1996.
         We have notified shareholders by letter and asked for instructions regarding the liquidation proceeds. Shareholders have the option of receiving a check or exchanging their shares free of charge into another Portfolio or another Benham fund.

Q:       Do you know what the Portfolio's share price will be at liquidation?

A: No, but we can estimate what the Portfolio's share price will be on December 31, 1995. As of September 30, our estimate was $101.62.

Q:       What's your management strategy until liquidation?

A: We plan to continue to increase the Portfolio's liquidity so we can meet redemption requests from shareholders. We expect nearly all of the Portfolio's assets to remain invested in STRIPS and short-term Treasury securities. As the Portfolio's securities mature, we will look to reinvest the proceeds in STRIPS or Treasury bills, depending on relative values and the Portfolio's liquidity needs.

                                 2000 PORTFOLIO
                               PERFORMANCE SUMMARY
                      For Periods Ended September 30, 1995

                                        Average Annual Total Returns
    Net Asset Value Range   ----------------------------------------------------
      (10/1/94-9/30/95)        1 Year       3 Years     5 Years    10 Years
                            ----------------------------------------------------
        $65.71-$77.19          14.84%        7.33%      12.26%      13.60%

The Portfolio commenced operations on March 25, 1985.

PLEASE NOTE: Total returns are based on historical Portfolio performance and do not guarantee future results. The Portfolio's share price and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                             PERFORMANCE DEFINITIONS

Net Asset Value (NAV) Range indicates the Portfolio's share price movements over the stated period and can be used to gauge the stability of the Portfolio's share price.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Portfolio and assume that all of the Portfolio's distributions are reinvested.

Average Annual Total Returns illustrate the annually compounded returns that would have produced the Portfolio's cumulative total returns if the Portfolio's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Portfolio's "Financial Highlights" on page 36.

                            KEY PORTFOLIO STATISTICS

                                    9/30/95             3/31/95

         Market Value:              $294,898,365        $283,008,191
         AGR:                       5.37%               6.45%
         WAM Date:                  11/27/00            11/29/00
         AVM:                       $100.99             $100.93
         STRIPS Yield:              6.07%               7.13%
         Non-STRIPS Yield:          6.14%               7.18%

These statistics are defined on page 30. Their value typically changes over time.

                                 2000 PORTFOLIO
                           SEC PERFORMANCE COMPARISON

Comparative  Performance of $10,000  Invested on 10/1/85 in the  Portfolio,  the
Merrill Lynch Long-Term U.S. Treasury Index and the Portfolio`s Benchmark
                                  [line graph]

[graph data]
                  Index ($31,834)           Benchmark ($38,447)            Portfolio ($35,798)
Sep-85            10000                     10000                          10000
Oct-85            10379                     10549                          10480
Nov-85            10808                     11487                          11290
Dec-85            11403                     12617                          12469
Jan-86            11418                     12366                          12213
Feb-86            12593                     14644                          14430
Mar-86            13712                     16505                          15776
Apr-86            13599                     16290                          15855
May-86            12852                     14921                          14583
Jun-86            13651                     16104                          15515
Jul-86            13599                     15908                          15343
Aug-86            14185                     17144                          16647
Sep-86            13632                     15891                          15240
Oct-86            13887                     16266                          15892
Nov-86            14160                     16928                          16460
Dec-86            14138                     16984                          16507
Jan-87            14373                     17302                          16749
Feb-87            14596                     17616                          17089
Mar-87            14184                     17371                          16759
Apr-87            13590                     16175                          15566
May-87            13468                     15750                          15366
Jun-87            13625                     15955                          15426
Jul-87            13368                     15435                          14886
Aug-87            13148                     14940                          14378
Sep-87            12563                     14144                          13578
Oct-87            13486                     15596                          14929
Nov-87            13492                     15506                          14966
Dec-87            13761                     15980                          15524
Jan-88            14593                     17323                          16558
Feb-88            14773                     17686                          16912
Mar-88            14314                     16851                          16190
Apr-88            14084                     16450                          15860
May-88            13836                     16251                          15468
Jun-88            14420                     17170                          16362
Jul-88            14147                     16655                          15985
Aug-88            14201                     16795                          16036
Sep-88            14737                     17624                          16870
Oct-88            15171                     18320                          17513
Nov-88            14839                     17869                          17075
Dec-88            15028                     17940                          17308
Jan-89            15332                     18662                          17750
Feb-89            15024                     18005                          17149
Mar-89            15184                     18205                          17387
Apr-89            15540                     18762                          17960
May-89            16158                     19588                          18668
Jun-89            17074                     20924                          19935
Jul-89            17464                     21390                          20447
Aug-89            16999                     20782                          19846
Sep-89            17064                     20851                          19930
Oct-89            17749                     21774                          20698
Nov-89            17893                     21962                          20871
Dec-89            17868                     21939                          20736
Jan-90            17259                     20983                          19823
Feb-90            17184                     20903                          19809
Mar-90            17140                     20880                          19832
Apr-90            16700                     20242                          19194
May-90            17480                     21272                          20102
Jun-90            17878                     21783                          20591
Jul-90            18061                     22053                          20806
Aug-90            17281                     21048                          19869
Sep-90            17502                     21233                          20079
Oct-90            17891                     21967                          20643
Nov-90            18634                     22896                          21555
Dec-90            19022                     23432                          22045
Jan-91            19237                     23683                          22212
Feb-91            19313                     23587                          22296
Mar-91            19376                     23763                          22399
Apr-91            19631                     24220                          22720
May-91            19630                     24078                          22687
Jun-91            19476                     23926                          22534
Jul-91            19761                     24322                          22869
Aug-91            20451                     25213                          23786
Sep-91            21089                     26106                          24532
Oct-91            21157                     26183                          24746
Nov-91            21259                     26685                          25044
Dec-91            22528                     28350                          26600
Jan-92            21797                     27170                          25510
Feb-92            21951                     27325                          25673
Mar-92            21709                     26894                          25319
Apr-92            21717                     27064                          25309
May-92            22289                     27655                          26003
Jun-92            22608                     28382                          26688
Jul-92            23532                     29653                          27880
Aug-92            23731                     30086                          28220
Sep-92            24094                     30878                          28952
Oct-92            23615                     30067                          28234
Nov-92            23688                     29919                          28085
Dec-92            24317                     30722                          28854
Jan-93            25037                     31713                          29753
Feb-93            25867                     32862                          30829
Mar-93            25937                     33065                          30968
Apr-93            26126                     33399                          31276
May-93            26223                     33284                          31178
Jun-93            27325                     34563                          32380
Jul-93            27747                     34698                          32496
Aug-93            28860                     35735                          33470
Sep-93            28988                     36040                          33716
Oct-93            29167                     36003                          33735
Nov-93            28423                     35382                          33134
Dec-93            28508                     35574                          33316
Jan-94            29200                     36302                          33977
Feb-94            27981                     35063                          32799
Mar-94            26838                     33842                          31672
Apr-94            26427                     33378                          31257
May-94            26299                     33432                          31281
Jun-94            26063                     33262                          31099
Jul-94            26887                     33962                          31732
Aug-94            26720                     34069                          31835
Sep-94            25910                     33363                          31173
Oct-94            25795                     33201                          30992
Nov-94            25932                     32987                          30782
Dec-94            26388                     33234                          31020
Jan-95            27062                     34023                          31695
Feb-95            27822                     35153                          32696
Mar-95            28024                     35283                          32827
Apr-95            28518                     35855                          33372
May-95            30723                     37714                          35077
Jun-95            31094                     38028                          35389
Jul-95            30609                     37847                          35170
Aug-95            31269                     38226                          35514
Sep-95            31834                     38447                          35798

Past  performance  does not guarantee future results.

The Index: The SEC requires each variable-price mutual fund to provide a line graph comparing fund performance with an appropriate broad-based market index over 10 years (or the life of the fund). We have selected the Merrill Lynch Long-Term U.S. Treasury Index as the Index for the Portfolio.

Supplementary Index/Portfolio Benchmark: Although the investment characteristics of the Index are similar to those of the Portfolio, the securities owned by the Portfolio and those composing the Index are different. For that reason, the SEC encourages the use of narrower, supplementary indexes that more closely resemble the funds with which they are compared. Because the Index does not include zero-coupon bonds, we have selected the Portfolio's benchmark, a November 15, 2000 maturity coupon STRIPS issue, to be the Portfolio's supplementary index.

PLEASE NOTE: The line representing the Portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the lines representing the total returns of the Index and the Portfolio's benchmark do not. Investors cannot invest directly in the Index.

                     PORTFOLIO COMPOSITION BY SECURITY TYPE
                                  [pie charts]

[graph data]                [graph data]
9/30/95                     3/31/95
STRIPS: 67%                 STRIPS: 68%
TRs: 28%                    TRs: 26%
Other: 5%                   Other: 6%

For definitions of these security types, see page 29. The composition of the Portfolio typically changes over time.

                                 2000 PORTFOLIO
                              MANAGEMENT DISCUSSION
         with Dave Schroeder, Vice President & Senior Portfolio Manager

NOTE: We suggest that you review the Investment Fundamentals, U.S. Economic Review, Market Summary and Portfolio Performance and Composition sections before you read this discussion. Terms marked with an asterisk (*) are defined in the Investment Fundamentals section beginning on page 28.

Q:       How did the Portfolio  perform  during the fiscal year ended  September
         30, 1995?

A: The Portfolio's total return for the period was 14.84% (see page 8 for more total return information). In absolute terms, this was the Portfolio's best fiscal year total return since 1993, reflecting the favorable U.S. bond market conditions described on page 2. In relative terms, the Portfolio's total return for the period was 40 basis points* lower than the 15.24% total return for the Portfolio's benchmark, a November 15, 2000 maturity coupon STRIPS* issue. (See page 9 for the historical comparative performance of the Portfolio and its benchmark.)

Q:       Why did the Portfolio underperform its benchmark?

A: The Portfolio's operating expenses (such as transaction costs and management fees) reduced its return relative to the benchmark. Before expenses, the Portfolio's total return for the fiscal year was higher than the benchmark's return. This outperformance before expenses is likely due to the Portfolio's slightly longer average maturity (a 11/27/00 WAM date* as of 9/30/95, compared to the benchmark's 11/15/00 maturity date), which made the Portfolio more sensitive to falling interest rates than the benchmark.

Q:       How did you position the Portfolio during the last six months?

A: The similarity of the two Portfolio composition graphs at the bottom of page 9 pretty much tells the story. We didn't do much active management in the Portfolio from March to October of this year. We were comfortable with the Portfolio's positioning, so we stood pat while declining interest rates had a positive impact on the Portfolio's performance.

                                2000 PORTFOLIO
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

         The few changes we did make to the Portfolio resulted from cash flow activity. The Portfolio experienced approximately $19 million in net cash outflows from redemptions during August and September. To meet the redemptions, we sold coupon STRIPS, which are yielding less in this maturity sector than principal STRIPS. The supply of coupon STRIPS remains low because of limited stripping* activity, making these issues expensive relative to principal STRIPS.

Q:       What is your management strategy for the next six months?

A: We will continue to monitor the relative values of coupon STRIPS and principal STRIPS, shifting the Portfolio's holdings toward the most attractively priced sector. We also plan to sell more of the Portfolio's TRs* (28% of the Portfolio as of September 30) and replace them with STRIPS, which provide more liquidity. We will look for opportunities to add more liquidity to the Portfolio without sacrificing yield.

                                 2005 PORTFOLIO
                               PERFORMANCE SUMMARY
                      For Periods Ended September 30, 1995

                                         Average Annual Total Returns
    Net Asset Value Range   ----------------------------------------------------
      (10/1/94-9/30/95)        1 Year       3 Years     5 Years    10 Years
                            ----------------------------------------------------
        $44.01-$56.78          25.16%       11.19%      15.33%      16.04%

The Portfolio commenced operations on March 25, 1985.

PLEASE NOTE: Total returns are based on historical Portfolio performance and do not guarantee future results. The Portfolio's share price and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.
                             PERFORMANCE DEFINITIONS

Net Asset Value (NAV) Range indicates the Portfolio's share price movements over the stated period and can be used to gauge the stability of the Portfolio's share price.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Portfolio and assume that all of the Portfolio's distributions are reinvested.

Average Annual Total Returns illustrate the annually compounded returns that would have produced the Portfolio's cumulative total returns if the Portfolio's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Portfolio's "Financial Highlights" on page 38.

                            KEY PORTFOLIO STATISTICS

                                    9/30/95             3/31/95

         Market Value:              $182,221,648        $123,682,551
         AGR:                       5.75%               6.81%
         WAM Date:                  11/08/05            11/06/05
         AVM:                       $100.32             $100.36
         STRIPS Yield:              6.39%               7.42%
         Non-STRIPS Yield:          6.55%               7.57%

These statistics are defined on page 30. Their value typically changes over time.

                                                      2005 PORTFOLIO
                                                SEC PERFORMANCE COMPARISON
 Comparative Performance of $10,000 Invested on 10/1/85 in the Portfolio, the Merrill Lynch Long-Term U.S. Treasury Index
                                               and the Portfolio`s Benchmark
                                                       [line graph]

[graph data]
                  Index ($31,834)           Benchmark ($46,352)            Portfolio ($44,265)
Sep-85            10000                     10000                          10000
Oct-85            10379                     11098                          10798
Nov-85            10808                     11845                          11689
Dec-85            11403                     12889                          13049
Jan-86            11418                     12752                          12830
Feb-86            12593                     16105                          15864
Mar-86            13712                     18509                          17952
Apr-86            13599                     18112                          17748
May-86            12852                     16240                          16122
Jun-86            13651                     17819                          17451
Jul-86            13599                     17517                          17139
Aug-86            14185                     19231                          18913
Sep-86            13632                     17408                          16904
Oct-86            13887                     18021                          17764
Nov-86            14160                     18808                          18515
Dec-86            14138                     18844                          18562
Jan-87            14373                     19246                          18890
Feb-87            14596                     19331                          19078
Mar-87            14184                     18784                          18421
Apr-87            13590                     17273                          16982
May-87            13468                     16879                          16583
Jun-87            13625                     17222                          16615
Jul-87            13368                     16379                          15856
Aug-87            13148                     15614                          15153
Sep-87            12563                     14434                          14019
Oct-87            13486                     16471                          15951
Nov-87            13492                     16291                          15943
Dec-87            13761                     17020                          16638
Jan-88            14593                     18988                          18234
Feb-88            14773                     19159                          18555
Mar-88            14314                     17858                          17241
Apr-88            14084                     17162                          16812
May-88            13836                     16847                          16240
Jun-88            14420                     18356                          17773
Jul-88            14147                     17448                          16952
Aug-88            14201                     17596                          17054
Sep-88            14737                     18746                          18109
Oct-88            15171                     19804                          19134
Nov-88            14839                     19153                          18477
Dec-88            15028                     19641                          19048
Jan-89            15332                     20407                          19619
Feb-89            15024                     19738                          18923
Mar-89            15184                     20079                          19220
Apr-89            15540                     20669                          19845
May-89            16158                     21842                          20838
Jun-89            17074                     23643                          22731
Jul-89            17464                     23916                          23067
Aug-89            16999                     23016                          22308
Sep-89            17064                     23096                          22371
Oct-89            17749                     24552                          23638
Nov-89            17893                     24827                          23896
Dec-89            17868                     24604                          23599
Jan-90            17259                     22940                          22027
Feb-90            17184                     22779                          21831
Mar-90            17140                     22633                          21792
Apr-90            16700                     21515                          20854
May-90            17480                     23242                          22293
Jun-90            17878                     24030                          22981
Jul-90            18061                     24101                          23059
Aug-90            17281                     22212                          21417
Sep-90            17502                     22496                          21691
Oct-90            17891                     23241                          22293
Nov-90            18634                     24933                          23857
Dec-90            19022                     25582                          24443
Jan-91            19237                     25872                          24607
Feb-91            19313                     25671                          24732
Mar-91            19376                     25805                          24771
Apr-91            19631                     26177                          25170
May-91            19630                     25963                          24998
Jun-91            19476                     25702                          24678
Jul-91            19761                     26294                          25116
Aug-91            20451                     27395                          26359
Sep-91            21089                     28693                          27469
Oct-91            21157                     28537                          27430
Nov-91            21259                     28757                          27579
Dec-91            22528                     31082                          29690
Jan-92            21797                     29741                          28407
Feb-92            21951                     29881                          28556
Mar-92            21709                     29233                          28048
Apr-92            21717                     28971                          27821
May-92            22289                     30040                          28861
Jun-92            22608                     30523                          29369
Jul-92            23532                     32300                          31097
Aug-92            23731                     32631                          31387
Sep-92            24094                     33545                          32200
Oct-92            23615                     32458                          31207
Nov-92            23688                     32587                          31308
Dec-92            24317                     33916                          32528
Jan-93            25037                     35097                          33592
Feb-93            25867                     36885                          35351
Mar-93            25937                     36932                          35281
Apr-93            26126                     37411                          35765
May-93            26223                     37561                          35797
Jun-93            27325                     39885                          38009
Jul-93            27747                     40429                          38526
Aug-93            28860                     42123                          40128
Sep-93            28988                     42731                          40535
Oct-93            29167                     42857                          40731
Nov-93            28423                     41223                          39229
Dec-93            28508                     41564                          39542
Jan-94            29200                     42924                          40910
Feb-94            27981                     40560                          38596
Mar-94            26838                     38149                          36657
Apr-94            26427                     37563                          36289
May-94            26299                     37390                          36086
Jun-94            26063                     37026                          35726
Jul-94            26887                     38256                          36844
Aug-94            26720                     38220                          36758
Sep-94            25910                     36742                          35367
Oct-94            25795                     36537                          35093
Nov-94            25932                     36776                          35359
Dec-94            26388                     37503                          36023
Jan-95            27062                     38512                          36930
Feb-95            27822                     39936                          38283
Mar-95            28024                     40288                          38604
Apr-95            28518                     41158                          39417
May-95            30723                     44803                          42865
Jun-95            31094                     45380                          43413
Jul-95            30609                     44591                          42599
Aug-95            31269                     45532                          43491
Sep-95            31834                     46352                          44265

Past  performance  does not guarantee future results.

The Index: The SEC requires each variable-price mutual fund to provide a line graph comparing fund performance with an appropriate broad-based market index over 10 years (or the life of the fund). We have selected the Merrill Lynch Long-Term U.S. Treasury Index as the Index for the Portfolio.

Supplementary Index/Portfolio Benchmark: Although the investment characteristics of the Index are similar to those of the Portfolio, the securities owned by the Portfolio and those composing the Index are different. For that reason, the SEC encourages the use of narrower, supplementary indexes that more closely resemble the funds with which they are compared. Because the Index does not include zero-coupon bonds, we have selected the Portfolio's benchmark, a November 15, 2005 maturity coupon STRIPS issue, to be the Portfolio's supplementary index.

PLEASE NOTE: The line representing the Portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the lines representing the total returns of the Index and the Portfolio's benchmark do not. Investors cannot invest directly in the Index.

                     PORTFOLIO COMPOSITION BY SECURITY TYPE
                                  [pie charts]

[graph data]                     [graph data]
9/30/95                          3/31/95
STRIPS: 48%                      STRIPS: 33%
REFCORPs: 21%                    REFCORPs: 17%
CATS: 11%                        TIGRs: 15%
TRs: 9%                          CATS: 14%
TIGRs: 5%                        TRs: 13%
Other: 6%                        Other: 8%

For definitions of these security types, see page 29. The composition of the Portfolio typically changes over time.

                                 2005 PORTFOLIO
                              MANAGEMENT DISCUSSION
         with Dave Schroeder, Vice President & Senior Portfolio Manager

NOTE: We suggest that you review the Investment Fundamentals, U.S. Economic Review, Market Summary and Portfolio Performance and Composition sections before you read this discussion. Terms marked with an asterisk (*) are defined in the Investment Fundamentals section beginning on page 28.

Q:       How did the Portfolio  perform  during the fiscal year ended  September
         30, 1995?

A: The Portfolio's total return for the period was 25.16% (see page 12 for more total return information). In absolute terms, this was the Portfolio's best fiscal year total return since 1993, reflecting the favorable U.S. bond market conditions described on page 2. Furthermore, in a year of strong performance in the U.S. stock market, the Portfolio's fiscal year total return nearly matched the 29.74% total return of the S&P 500 stock index over the same period.

         In relative zero-coupon bond terms, the Portfolio's total return for the period was 100 basis points* lower than the 26.16% total return for the Portfolio's benchmark, a November 15, 2005 maturity coupon STRIPS* issue. (See page 13 for the historical comparative performance of the Portfolio and its benchmark.)

Q:       Why did the Portfolio underperform its benchmark?

A: We attribute most of the underperformance to the Portfolio's operating expenses (such as transaction costs and management fees), which reduced the Portfolio's return. The remaining underperformance was due to the Portfolio's slightly shorter average maturity (a 11/08/05 WAM date* as of 9/30/95, compared to the benchmark's 11/15/05 maturity date), which made the Portfolio less sensitive to falling interest rates than the benchmark.

                                 2005 PORTFOLIO
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

Q:       How did you position the Portfolio during the last six months?

A: Our biggest challenge was a favorable one--keeping up with the Portfolio's asset growth. Between March and October this year, the Portfolio grew by nearly 50%. In August and September alone, the Portfolio received approximately $33 million in net purchases. We focused on putting that money to work and staying fully invested. We also concentrated on using the new money to add liquidity to the Portfolio without giving up yield. We accomplished this by buying mostly STRIPS and REFCORPs,* the most liquid zeros.

         We also increased the Portfolio's liquidity by continuing to sell its principal TIGRs* and buying REFCORPs. Reconstitution* demand for the TIGRs made 1995 an opportune time to sell them. Our push for greater liquidity in the Portfolio is reflected in the Portfolio composition graphs at the bottom of page 13. They show the increases in the Portfolio's STRIPS and REFCORPs and the reductions in TIGRs, CATS* and TRs.*

Q:       What is your management strategy for the next six months?

A: We plan to continue looking for opportunities to increase the Portfolio's liquidity without sacrificing yield. To do this, we plan to trim the Portfolio's remaining receipt zeros,* taking advantage of reconstitution demand. We will also continue to monitor the relative values of coupon STRIPS and principal STRIPS, shifting the Portfolio's holdings toward the most attractively priced sector.

                                 2010 PORTFOLIO
                               PERFORMANCE SUMMARY
                      For Periods Ended September 30, 1995

                                          Average Annual Total Returns
    Net Asset Value Range    ---------------------------------------------------
      (10/1/94-9/30/95)        1 Year       3 Years     5 Years    10 Years
                             ---------------------------------------------------
        $30.56-$42.30          33.06%       13.88%      17.05%      17.43%

The Portfolio commenced operations on March 25, 1985.

PLEASE NOTE: Total returns are based on historical Portfolio performance and do not guarantee future results. The Portfolio's share price and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                             PERFORMANCE DEFINITIONS

Net Asset Value (NAV) Range indicates the Portfolio's share price movements over the stated period and can be used to gauge the stability of the Portfolio's share price.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Portfolio and assume that all of the Portfolio's distributions are reinvested.

Average Annual Total Returns illustrate the annually compounded returns that would have produced the Portfolio's cumulative total returns if the Portfolio's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Portfolio's "Financial Highlights" on page 40.

                            KEY PORTFOLIO STATISTICS

                                    9/30/95             3/31/95

         Market Value:              $94,630,578         $66,044,141
         AGR:                       6.04%               7.03%
         WAM Date:                  06/15/10            07/19/10
         AVM:                       $101.02             $101.94
         STRIPS Yield:              6.71%               7.68%
         Non-STRIPS Yield:          6.85%               7.83%

These statistics are defined on page 30. Their value typically changes over time.

                                                      2010 PORTFOLIO
                                                SEC PERFORMANCE COMPARISON
 Comparative Performance of $10,000 Invested on 10/1/85 in the Portfolio, the Merrill Lynch Long-Term U.S. Treasury Index
                                               and the Portfolio`s Benchmark
                                                      [line graph]

[graph data]
                  Index ($31,834)           Benchmark ($50,334)            Portfolio ($49,868)
Sep-85            10000                     10000                          10000
Oct-85            10379                     11056                          10757
Nov-85            10808                     12211                          11763
Dec-85            11403                     12840                          13526
Jan-86            11418                     12642                          13420
Feb-86            12593                     16319                          17336
Mar-86            13712                     19626                          20271
Apr-86            13599                     19522                          20106
May-86            12852                     17472                          18141
Jun-86            13651                     19099                          19620
Jul-86            13599                     18397                          18970
Aug-86            14185                     20370                          21029
Sep-86            13632                     18523                          18745
Oct-86            13887                     19177                          19893
Nov-86            14160                     19883                          20697
Dec-86            14138                     19664                          20887
Jan-87            14373                     20023                          20981
Feb-87            14596                     20425                          21502
Mar-87            14184                     19745                          20603
Apr-87            13590                     17917                          18603
May-87            13468                     17364                          17940
Jun-87            13625                     17499                          17952
Jul-87            13368                     16380                          16958
Aug-87            13148                     15617                          16200
Sep-87            12563                     13880                          14260
Oct-87            13486                     16247                          16804
Nov-87            13492                     16268                          16921
Dec-87            13761                     17054                          17703
Jan-88            14593                     19451                          19703
Feb-88            14773                     19764                          20271
Mar-88            14314                     18059                          18282
Apr-88            14084                     17123                          17655
May-88            13836                     16537                          16840
Jun-88            14420                     18347                          18579
Jul-88            14147                     17151                          17561
Aug-88            14201                     17259                          17609
Sep-88            14737                     18648                          19005
Oct-88            15171                     19975                          20200
Nov-88            14839                     19210                          19407
Dec-88            15028                     19802                          20484
Jan-89            15332                     20893                          21076
Feb-89            15024                     19760                          19928
Mar-89            15184                     20200                          20401
Apr-89            15540                     20977                          21111
May-89            16158                     22580                          22733
Jun-89            17074                     25193                          25218
Jul-89            17464                     25362                          25514
Aug-89            16999                     24068                          24330
Sep-89            17064                     24274                          24366
Oct-89            17749                     26030                          26046
Nov-89            17893                     26304                          26413
Dec-89            17868                     26205                          26224
Jan-90            17259                     23743                          23904
Feb-90            17184                     23520                          23561
Mar-90            17140                     23359                          23372
Apr-90            16700                     21921                          22165
May-90            17480                     24361                          24058
Jun-90            17878                     25402                          25005
Jul-90            18061                     25388                          24851
Aug-90            17281                     22285                          22366
Sep-90            17502                     22787                          22697
Oct-90            17891                     23460                          23455
Nov-90            18634                     25606                          25608
Dec-90            19022                     26285                          26295
Jan-91            19237                     26470                          26709
Feb-91            19313                     26189                          26685
Mar-91            19376                     26364                          26721
Apr-91            19631                     26859                          27076
May-91            19630                     26549                          26946
Jun-91            19476                     26034                          26330
Jul-91            19761                     26578                          26780
Aug-91            20451                     28129                          28389
Sep-91            21089                     29548                          29679
Oct-91            21157                     29317                          29442
Nov-91            21259                     28973                          29206
Dec-91            22528                     31663                          31833
Jan-92            21797                     30245                          30401
Feb-92            21951                     30432                          30614
Mar-92            21709                     29835                          30034
Apr-92            21717                     29349                          29573
May-92            22289                     30663                          30898
Jun-92            22608                     30772                          31064
Jul-92            23532                     32662                          32993
Aug-92            23731                     32764                          33135
Sep-92            24094                     33381                          33762
Oct-92            23615                     32561                          32945
Nov-92            23688                     33066                          33371
Dec-92            24317                     34631                          34945
Jan-93            25037                     35688                          36034
Feb-93            25867                     37781                          38081
Mar-93            25937                     37707                          37927
Apr-93            26126                     37934                          38294
May-93            26223                     38275                          38590
Jun-93            27325                     41201                          41477
Jul-93            27747                     42701                          42957
Aug-93            28860                     44853                          45099
Sep-93            28988                     44943                          45110
Oct-93            29167                     45624                          45690
Nov-93            28423                     43821                          43927
Dec-93            28508                     44035                          44128
Jan-94            29200                     45860                          45951
Feb-94            27981                     42649                          42755
Mar-94            26838                     40010                          40128
Apr-94            26427                     39169                          39454
May-94            26299                     38533                          38756
Jun-94            26063                     37961                          38164
Jul-94            26887                     39849                          40010
Aug-94            26720                     39286                          39395
Sep-94            25910                     37215                          37478
Oct-94            25795                     37011                          37170
Nov-94            25932                     37719                          37844
Dec-94            26388                     38937                          39028
Jan-95            27062                     40202                          40199
Feb-95            27822                     41526                          41513
Mar-95            28024                     41983                          41915
Apr-95            28518                     43024                          42898
May-95            30723                     47975                          47702
Jun-95            31094                     48893                          48566
Jul-95            30609                     47632                          47312
Aug-95            31269                     49051                          48661
Sep-95            31834                     50334                          49868

Past  performance  does not guarantee future results.

The Index: The SEC requires each variable-price mutual fund to provide a line graph comparing fund performance with an appropriate broad-based market index over 10 years (or the life of the fund). We have selected the Merrill Lynch Long-Term U.S. Treasury Index as the Index for the Portfolio.

Supplementary Index/Portfolio Benchmark: Although the investment characteristics of the Index are similar to those of the Portfolio, the securities owned by the Portfolio and those composing the Index are different. For that reason, the SEC encourages the use of narrower, supplementary indexes that more closely resemble the funds with which they are compared. Because the Index does not include zero-coupon bonds, we have selected the Portfolio's benchmark to be the Portfolio's supplementary index. From October 1985 through November 1985, the benchmark was a November 15, 2009 maturity coupon STRIPS issue; from December 1985 to the present, the benchmark has been a November 15, 2010 maturity coupon STRIPS issue.

PLEASE NOTE: The line representing the Portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the lines representing the total returns of the Index and the Portfolio's benchmark do not. Investors cannot invest directly in the Index.

                     PORTFOLIO COMPOSITION BY SECURITY TYPE
                                  [pie charts]

[graph data]                       [graph data]
9/30/95                            3/31/95
STRIPS: 60%                        STRIPS: 51%
REFCORPs: 28%                      REFCORPs: 35%
ETRs: 12%                          ETRs: 14%

For definitions of these security types, see page 29. The composition of the Portfolio typically changes over time.

                                 2010 PORTFOLIO
                              MANAGEMENT DISCUSSION
         with Dave Schroeder, Vice President & Senior Portfolio Manager

NOTE: We suggest that you review the Investment Fundamentals, U.S. Economic Review, Market Summary and Portfolio Performance and Composition sections before you read this discussion. Terms marked with an asterisk (*) are defined in the Investment Fundamentals section beginning on page 28.

Q:       How did the Portfolio  perform  during the fiscal year ended  September
         30, 1995?

A: The Portfolio's total return for the period was 33.06% (see page 16 for more total return information). In absolute terms, this was the Portfolio's best fiscal year total return since 1993, reflecting the favorable U.S. bond market conditions described on page 2. Furthermore, in a year of strong performance in the U.S. stock market, the Portfolio's fiscal year total return exceeded the 29.74% total return of the S&P 500 stock index over the same period.

         In relative zero-coupon bond terms, the Portfolio's total return for the period was 219 basis points* lower than the 35.25% total return for the Portfolio's benchmark, a November 15, 2010 maturity coupon STRIPS* issue. (See page 17 for the historical comparative performance of the Portfolio and its benchmark.)

Q:       Why did the Portfolio underperform its benchmark?

A: We attribute most of the underperformance to the Portfolio's significantly shorter average maturity (a 6/15/10 WAM date* as of 9/30/95, compared to the benchmark's 11/15/10 maturity date), which made the Portfolio much less sensitive to falling interest rates than the benchmark.

         The WAM date was shorter in part because we purchased principal STRIPS maturing in November 2009, a year shorter than the Portfolio's benchmark. These principal STRIPS offered yields that were 10-15 basis points more than coupon STRIPS with the same maturity. Going forward, we expect the November 2009 principal STRIPS to experience more price appreciation than other STRIPS with similar maturities, and this should lead to improved Portfolio performance relative to its benchmark.

         The remaining underperformance was due to the Portfolio's operating expenses (such as transaction costs and management fees), which reduced the Portfolio's return.

                                 2010 PORTFOLIO
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

Q:       How did you position the Portfolio during the last six months?

A: Our biggest challenge was a favorable one--keeping up with the Portfolio's asset growth. Between March and October this year, the Portfolio grew by over 40%. In August and September alone, the Portfolio received approximately $14 million in net purchases. We focused on putting that money to work and staying fully invested. We also concentrated on using the new money to add liquidity to the Portfolio without giving up yield. We accomplished this by buying mostly STRIPS, the most liquid zeros. Our push for greater liquidity in the Portfolio is reflected in the Portfolio composition graphs at the bottom of page 17, which show the increase in STRIPS holdings from March to September.

Q:       What is your management strategy for the next six months?

A: We plan to maintain the Portfolio's current basic composition, with the majority of the Portfolio invested in the most liquid zeros. We plan to continue to add STRIPS to the Portfolio when we receive cash inflows from shareholders.

         We also expect to continue to hold the Portfolio's principal ETRs,* which were purchased when their yield was 30 basis points higher than STRIPS of comparable maturity. We think that the ETRs have the potential for future price appreciation compared to STRIPS if they become reconstitutable with coupon STRIPS or if their underlying Treasury bond appreciates in value relative to other maturity sectors.

         We will also continue to monitor the relative values of coupon STRIPS and principal STRIPS, shifting the Portfolio's holdings toward the most attractively priced sector. Currently, all of the Portfolio's STRIPS are coupon STRIPS. With coupon STRIPS and principal STRIPS currently trading at similar prices, we prefer to own coupon STRIPS.

                                 2015 PORTFOLIO
                               PERFORMANCE SUMMARY
                      For Periods Ended September 30, 1995

                                         Average Annual Total Returns
    Net Asset Value Range    ---------------------------------------------------
      (10/1/94-9/30/95)        1 Year       3 Years     5 Years  Life of Fund
                             ---------------------------------------------------
        $21.78-$32.20          41.29%       16.45%      18.55%      10.90%

The Portfolio commenced operations on September 1, 1986.

PLEASE NOTE: Total returns are based on historical Portfolio performance and do not guarantee future results. The Portfolio's share price and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                             PERFORMANCE DEFINITIONS

Net Asset Value (NAV) Range indicates the Portfolio's share price movements over the stated period and can be used to gauge the stability of the Portfolio's share price.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Portfolio and assume that all of the Portfolio's distributions are reinvested.

Average Annual Total Returns illustrate the annually compounded returns that would have produced the Portfolio's cumulative total returns if the Portfolio's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Portfolio's "Financial Highlights" on page 42.

                            KEY PORTFOLIO STATISTICS

                                    9/30/95             3/31/95

         Market Value:              $114,297,012        $114,470,607
         AGR:                       6.21%               7.09%
         WAM Date:                  10/18/15            10/07/15
         AVM:                       $109.62             $109.27
         STRIPS Yield:              6.86%               7.77%
         Non-STRIPS Yield:          7.02%               7.92%

These statistics are defined on page 30. Their value typically changes over time.

                                                      2015 PORTFOLIO
                                                SEC PERFORMANCE COMPARISON
  Comparative Performance of $10,000 Invested on 9/1/86 in the Portfolio, the Merrill Lynch Long-Term U.S. Treasury Index
                                               and the Portfolio`s Benchmark
                                                        [line graph]

[graph data]
                  Index ($23,352)           Benchmark ($25,696)            Portfolio ($24,694)
Sep-86            10000                     10000                          10000
Oct-86            10187                     10469                          10729
Nov-86            10387                     10859                          10905
Dec-86            10371                     10635                          10920
Jan-87            10543                     11003                          11066
Feb-87            10707                     11316                          11442
Mar-87            10405                     10810                          10782
Apr-87            9969                      9696                           9824
May-87            9880                      9215                           9187
Jun-87            9995                      9359                           8980
Jul-87            9806                      8618                           8512
Aug-87            9645                      8028                           7991
Sep-87            9216                      7224                           6925
Oct-87            9893                      8103                           8160
Nov-87            9897                      8165                           8275
Dec-87            10095                     8701                           8720
Jan-88            10705                     9852                           10009
Feb-88            10837                     10353                          10293
Mar-88            10500                     9229                           9135
Apr-88            10331                     8769                           8582
May-88            10150                     8167                           8160
Jun-88            10578                     9066                           8934
Jul-88            10378                     8289                           8305
Aug-88            10418                     8271                           8198
Sep-88            10811                     9125                           8988
Oct-88            11129                     9885                           9717
Nov-88            10886                     9236                           9080
Dec-88            11024                     9670                           9686
Jan-89            11247                     10283                          10008
Feb-89            11021                     9709                           9548
Mar-89            11138                     9957                           9816
Apr-89            11399                     10229                          10016
May-89            11853                     11096                          10928
Jun-89            12525                     12778                          12508
Jul-89            12811                     12993                          12700
Aug-89            12470                     12250                          12017
Sep-89            12517                     12266                          11979
Oct-89            13020                     13349                          12830
Nov-89            13125                     13468                          13129
Dec-89            13107                     13251                          12930
Jan-90            12660                     12026                          11664
Feb-90            12606                     11720                          11503
Mar-90            12573                     11485                          11243
Apr-90            12250                     10567                          10338
May-90            12822                     11765                          11557
Jun-90            13115                     12315                          12010
Jul-90            13249                     12314                          12017
Aug-90            12676                     10625                          10422
Sep-90            12838                     10775                          10545
Oct-90            13124                     11313                          10967
Nov-90            13669                     12419                          12117
Dec-90            13954                     12748                          12493
Jan-91            14112                     13054                          12746
Feb-91            14167                     13012                          12638
Mar-91            14213                     13005                          12654
Apr-91            14401                     13318                          12868
May-91            14400                     12947                          12684
Jun-91            14287                     12610                          12301
Jul-91            14496                     12977                          12577
Aug-91            15002                     13783                          13497
Sep-91            15470                     14504                          14141
Oct-91            15520                     14270                          13919
Nov-91            15595                     13906                          13628
Dec-91            16526                     15637                          15299
Jan-92            15989                     14731                          14433
Feb-92            16103                     14924                          14609
Mar-92            15925                     14625                          14333
Apr-92            15931                     14362                          14042
May-92            16350                     15088                          14732
Jun-92            16584                     14958                          14632
Jul-92            17262                     16216                          15829
Aug-92            17408                     16035                          15660
Sep-92            17675                     16032                          15637
Oct-92            17323                     15575                          15207
Nov-92            17376                     16209                          15829
Dec-92            17838                     16903                          16488
Jan-93            18366                     17500                          17056
Feb-93            18975                     18511                          18022
Mar-93            19026                     18353                          17861
Apr-93            19165                     18506                          18014
May-93            19236                     18897                          18398
Jun-93            20045                     20252                          19701
Jul-93            20354                     21313                          20714
Aug-93            21170                     23166                          22462
Sep-93            21264                     22970                          22271
Oct-93            21395                     23389                          22669
Nov-93            20850                     22308                          21657
Dec-93            20912                     22225                          21519
Jan-94            21420                     23146                          22393
Feb-94            20526                     21438                          20737
Mar-94            19688                     20007                          19410
Apr-94            19386                     19529                          18927
May-94            19292                     18961                          18367
Jun-94            19119                     18579                          18007
Jul-94            19723                     19901                          19257
Aug-94            19601                     19217                          18605
Sep-94            19007                     18013                          17477
Oct-94            18923                     17955                          17416
Nov-94            19023                     18425                          17869
Dec-94            19357                     19095                          18490
Jan-95            19851                     19872                          19195
Feb-95            20409                     20373                          19717
Mar-95            20557                     20752                          20062
Apr-95            20920                     21207                          20438
May-95            22537                     24346                          23413
Jun-95            22809                     24653                          23728
Jul-95            22454                     23821                          22915
Aug-95            22938                     24942                          23973
Sep-95            23352                     25696                          24694

Past  performance  does not guarantee future results.

The Index: The SEC requires each variable-price mutual fund to provide a line graph comparing fund performance with an appropriate broad-based market index over 10 years (or the life of the fund). We have selected the Merrill Lynch Long-Term U.S. Treasury Index as the Index for the Portfolio.

Supplementary Index/Portfolio Benchmark: Although the investment characteristics of the Index are similar to those of the Portfolio, the securities owned by the Portfolio and those composing the Index are different. For that reason, the SEC encourages the use of narrower, supplementary indexes that more closely resemble the funds with which they are compared. Because the Index does not include zero-coupon bonds, we have selected the Portfolio's benchmark, a November 15, 2015 maturity coupon STRIPS issue, to be the Portfolio's supplementary index.

PLEASE NOTE: The line representing the Portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the lines representing the total returns of the Index and the Portfolio's benchmark do not. Investors cannot invest directly in the Index.

                     PORTFOLIO COMPOSITION BY SECURITY TYPE
                                  [pie charts]

[graph data]                       [graph data]
9/30/95                            3/31/95
STRIPS: 57%                        STRIPS: 59%
REFCORPs: 43%                      REFCORPs: 41%

For definitions of these security types, see page 29. The composition of the Portfolio typically changes over time.

                                 2015 PORTFOLIO
                              MANAGEMENT DISCUSSION
         with Dave Schroeder, Vice President & Senior Portfolio Manager

NOTE: We suggest that you review the Investment Fundamentals, U.S. Economic Review, Market Summary and Portfolio Performance and Composition sections before you read this discussion. Terms marked with an asterisk (*) are defined in the Investment Fundamentals section beginning on page 28.

Q:       How did the Portfolio  perform  during the fiscal year ended  September
         30, 1995?

A: The Portfolio's total return for the period was 41.29% (see page 20 for more total return information). In absolute terms, this was the Portfolio's best fiscal year total return since 1993, reflecting the favorable U.S. bond market conditions described on page 2. Furthermore, in a year of strong performance in the U.S. stock market, the Portfolio's fiscal year total return exceeded the 29.74% total return of the S&P 500 stock index over the same period.

         In relative zero-coupon bond terms, the Portfolio's total return for the period was 136 basis points* lower than the 42.65% total return for the Portfolio's benchmark, a November 15, 2015 maturity coupon STRIPS* issue. (See page 21 for the historical comparative performance of the Portfolio and its benchmark.)

Q:       Why did the Portfolio underperform its benchmark?

A: We attribute most of the underperformance to the Portfolio's operating expenses (such as transaction costs and management fees), which reduced the Portfolio's return. The remaining underperformance was due to the Portfolio's shorter average maturity (a 10/18/15 WAM date* as of 9/30/95, compared to the benchmark's 11/15/15 maturity date), which made the Portfolio less sensitive to falling interest rates than the benchmark.

                                 2015 PORTFOLIO
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

Q:       How did you position the Portfolio during the last six months?

A: The Portfolio holds STRIPS and REFCORPs,* which are the only types of zeros available in this maturity sector. When the STRIPS program was created in 1985, dealers stopped issuing receipt zeros,* so the effective maturities of existing receipt zeros do not extend beyond 2009.

         The similarity of the two Portfolio composition graphs at the bottom of page 21 pretty much tells the story. We didn't do much active management in the Portfolio from March to October of this year. We were comfortable with the Portfolio's positioning, so we stood pat while declining interest rates had a positive impact on the Portfolio's performance.

Q:       What is your management strategy for the next six months?

A: We plan to maintain the Portfolio's current basic composition, with about 60% of the Portfolio invested in STRIPS and the remaining 40% in REFCORPs.

         We will also continue to monitor the relative values of coupon zeros* and principal zeros,* shifting the Portfolio's holdings toward the most attractively priced sector. Currently, all of the Portfolio's zeros are coupon zeros. With coupon and principal zeros currently trading at similar prices in this maturity sector, we prefer to own coupon zeros.

         The relative values of coupon and principal zeros in the Portfolio's maturity sector are based on several factors, including: (1) the value of the underlying Treasury bonds maturing in 2014-2016 compared to other maturity sectors; (2) the level of stripping* or reconstitution* activity in the Treasury market; and (3) investor and dealer activity in the Portfolio's maturity sector. We focus on each of these factors when tracking the relative values of principal and coupon zeros.

                                 2020 PORTFOLIO
                               PERFORMANCE SUMMARY
                      For Periods Ended September 30, 1995

                                         Average Annual Total Returns
    Net Asset Value Range    ---------------------------------------------------
      (10/1/94-9/30/95)        1 Year       3 Years     5 Years  Life of Fund
                             ---------------------------------------------------
        $14.38-$22.47          47.05%       18.13%      18.47%      11.52%

The Portfolio commenced operations on December 29, 1989.

PLEASE NOTE: Total returns are based on historical Portfolio performance and do not guarantee future results. The Portfolio's share price and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                             PERFORMANCE DEFINITIONS

Net Asset Value (NAV) Range indicates the Portfolio's share price movements over the stated period and can be used to gauge the stability of the Portfolio's share price.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Portfolio and assume that all of the Portfolio's distributions are reinvested.

Average Annual Total Returns illustrate the annually compounded returns that would have produced the Portfolio's cumulative total returns if the Portfolio's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Portfolio's "Financial Highlights" on page 44.

                            KEY PORTFOLIO STATISTICS

                                    9/30/95             3/31/95

         Market Value:              $569,757,799        $178,373,074
         AGR:                       6.20%               7.07%
         WAM Date:                  08/11/20            06/03/20
         AVM:                       $102.31             $101.87
         STRIPS Yield:              6.90%               7.77%
         Non-STRIPS Yield:          7.03%               7.90%

These statistics are defined on page 30. Their value typically changes over time.

                                                      2020 PORTFOLIO
                                                SEC PERFORMANCE COMPARISON
 Comparative Performance of $10,000 Invested on 12/29/89 in the Portfolio, the Merrill Lynch Long-Term U.S. Treasury Index
                                               and the Portfolio`s Benchmark
                                                         [line graph]
[graph data]
                  Index ($17,816)           Benchmark ($16,686)            Portfolio ($18,725)
Dec-89            10000                     10000                          10000
Jan-90            9659                      9063                           9083
Feb-90            9617                      8518                           8767
Mar-90            9593                      8407                           8658
Apr-90            9346                      7781                           7967
May-90            9783                      8351                           8917
Jun-90            10006                     8818                           9258
Jul-90            10108                     9237                           9308
Aug-90            9671                      7837                           7950
Sep-90            9795                      7976                           8025
Oct-90            10013                     8356                           8458
Nov-90            10429                     8845                           9275
Dec-90            10646                     9080                           9550
Jan-91            10766                     9373                           9800
Feb-91            10809                     9275                           9850
Mar-91            10844                     9257                           9717
Apr-91            10987                     9399                           9808
May-91            10986                     9133                           9633
Jun-91            10900                     8774                           9208
Jul-91            11059                     9058                           9458
Aug-91            11446                     9601                           10117
Sep-91            11803                     10012                          10450
Oct-91            11841                     9551                           10117
Nov-91            11898                     8671                           9792
Dec-91            12608                     9950                           11208
Jan-92            12199                     9371                           10558
Feb-92            12285                     9454                           10742
Mar-92            12150                     9338                           10592
Apr-92            12154                     9196                           10408
May-92            12474                     9642                           10942
Jun-92            12653                     9578                           10842
Jul-92            13170                     10406                          11708
Aug-92            13281                     10194                          11533
Sep-92            13485                     10012                          11358
Oct-92            13217                     9652                           10925
Nov-92            13257                     10172                          11508
Dec-92            13609                     10747                          12142
Jan-93            14013                     11225                          12675
Feb-93            14477                     11910                          13383
Mar-93            14516                     11831                          13358
Apr-93            14622                     11808                          13300
May-93            14676                     12130                          13708
Jun-93            15293                     12976                          14692
Jul-93            15529                     14015                          15775
Aug-93            16152                     15623                          17542
Sep-93            16223                     15380                          17267
Oct-93            16324                     15706                          17583
Nov-93            15907                     14857                          16625
Dec-93            15955                     14635                          16467
Jan-94            16342                     15224                          17100
Feb-94            15660                     14034                          15800
Mar-94            15021                     12806                          14508
Apr-94            14790                     12508                          14142
May-94            14719                     12133                          13750
Jun-94            14587                     11813                          13375
Jul-94            15048                     12760                          14417
Aug-94            14954                     12168                          13767
Sep-94            14501                     11215                          12733
Oct-94            14437                     11082                          12608
Nov-94            14513                     11437                          12992
Dec-94            14768                     11965                          13558
Jan-95            15146                     12552                          14175
Feb-95            15571                     12878                          14533
Mar-95            15684                     13042                          14767
Apr-95            15961                     13346                          15075
May-95            17195                     15648                          17642
Jun-95            17402                     15931                          17933
Jul-95            17131                     15242                          17117
Aug-95            17500                     16021                          18008
Sep-95            17816                     16686                          18725

Past  performance  does not guarantee future results.

The Index: The SEC requires each variable-price mutual fund to provide a line graph comparing fund performance with an appropriate broad-based market index over 10 years (or the life of the fund). We have selected the Merrill Lynch Long-Term U.S. Treasury Index as the Index for the Portfolio.

Supplementary Index/Portfolio Benchmark: Although the investment characteristics of the Index are similar to those of the Portfolio, the securities owned by the Portfolio and those composing the Index are different. For that reason, the SEC encourages the use of narrower, supplementary indexes that more closely resemble the funds with which they are compared. Because the Index does not include zero-coupon bonds, we have selected the Portfolio's benchmark to be the Portfolio's supplementary index. From December 1989 through April 1990, the benchmark was an August 15, 2019 maturity coupon STRIPS issue; from May 1990 through October 1991, it was a November 15, 2019 maturity coupon STRIPS issue; and from November 1991 to the present, it has been a November 15, 2020 maturity coupon STRIPS issue.

PLEASE NOTE: The line representing the Portfolio's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the lines representing the total returns of the Index and the Portfolio's benchmark do not. Investors cannot invest directly in the Index.

                     PORTFOLIO COMPOSITION BY SECURITY TYPE
                                  [pie charts]

[graph data]                        [graph data]
9/30/95                             3/31/95
STRIPS: 80%                         STRIPS: 69%
REFCORPs: 20%                       REFCORPs: 31%

For definitions of these security types, see page 29. The composition of the Portfolio typically changes over time.

                                 2020 PORTFOLIO
                              MANAGEMENT DISCUSSION
         with Dave Schroeder, Vice President & Senior Portfolio Manager

NOTE: We suggest that you review the Investment Fundamentals, U.S. Economic Review, Market Summary and Portfolio Performance and Composition sections before you read this discussion. Terms marked with an asterisk (*) are defined in the Investment Fundamentals section beginning on page 28.

Q:       How did the Portfolio  perform  during the fiscal year ended  September
         30, 1995?

A: The Portfolio's total return for the period was 47.05% (see page 24 for more total return information). In absolute terms, this was the Portfolio's best fiscal year total return since 1993, reflecting the favorable U.S. bond market conditions described on page 2. Furthermore, in a year of strong performance in the U.S. stock market, the Portfolio's fiscal year total return exceeded the 29.74% total return of the S&P 500 stock index over the same period.

         In relative zero-coupon bond terms, the Portfolio's total return for the period was 174 basis points* lower than the 48.79% total return for the Portfolio's benchmark, a November 15, 2020 maturity coupon STRIPS* issue. (See page 25 for the historical comparative performance of the Portfolio and its benchmark.)

Q:       Why did the Portfolio underperform its benchmark?

A: We attribute most of the underperformance to the Portfolio's operating expenses (such as transaction costs and management fees), which reduced the Portfolio's return. The remaining underperformance was due to the Portfolio's shorter average maturity (a 8/11/20 WAM date* as of 9/30/95, compared to the benchmark's 11/15/20 maturity date), which made the Portfolio less sensitive to falling interest rates than the benchmark.

Q:       How did you position the Portfolio during the last six months?

A: The Portfolio holds STRIPS and REFCORPs,* which are the only types of zeros available in this maturity sector. When the STRIPS program was created in 1985, dealers stopped issuing receipt zeros,* so the effective maturities of existing receipt zeros do not extend beyond 2009.

                                 2020 PORTFOLIO
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

         Our biggest challenge during the period was a favorable one--keeping up with the Portfolio's asset growth. Between March and October this year, the Portfolio tripled in size because of strong performance and cash inflows from investors who heeded the "buy" recommendations of newsletter writers and other investment advisors. In August and September alone, the Portfolio received approximately $333 million in net purchases. We focused on putting that money to work and staying fully invested. It's been difficult for the Portfolio to track its benchmark because the supply of STRIPS maturing in late 2020 has been low. We extended the Portfolio's WAM date from June 2020 to August 2020 during the period, but that still left us short of the benchmark's November 2020 maturity date.

         We invested most of the new money in STRIPS rather than REFCORPs. Because of tight supply conditions, REFCORPs provided little yield advantage over STRIPS, so we concentrated our investments in STRIPS. The Portfolio composition graphs on page 25 illustrate the increase in the Portfolio's STRIPS holdings over the past six months.

Q:       What is your management strategy for the next six months?

A: We plan to maintain the Portfolio's current basic composition, with the majority of the Portfolio invested in STRIPS. We intend to continue adding STRIPS to the Portfolio when we receive cash inflows from shareholders. We also plan to continue our efforts to extend the Portfolio's WAM date so it can better track the maturity date of the benchmark.

         We will also continue to monitor the relative values of coupon zeros* and principal zeros,* shifting the Portfolio's holdings toward the most attractively priced sector. Currently, most of the Portfolio's zeros are coupon zeros. With coupon and principal zeros currently trading at similar prices in this maturity sector, we prefer to own coupon zeros.

         The relative values of coupon and principal zeros in the Portfolio's maturity sector are based on several factors, including: (1) the value of the underlying Treasury bonds maturing in 2019-2021 compared to other maturity sectors; (2) the level of stripping* or reconstitution* activity in the Treasury market; and (3) investor and dealer activity in the Portfolio's maturity sector. We focus on each of these factors when tracking the relative values of principal and coupon zeros.

                             INVESTMENT FUNDAMENTALS
                                ZERO-COUPON BONDS

Q:       What is the general investment strategy of the Target Portfolios?

A: The Portfolios pursue the highest attainable return consistent with the creditworthiness of U.S. Treasury and government securities and the professional management of reinvestment and market risks. To attempt to minimize these risks, each Portfolio is managed so that its weighted average maturity (WAM, defined on page 30) falls within the target maturity year, and at least 90% of the securities held by each Portfolio mature within 12 months of the target year. The Portfolios invest primarily in U.S. Treasury zero-coupon bonds.

Q:       What are zero-coupon bonds (zeros)?

A: Unlike ordinary bonds, which pay interest periodically, zeros pay no interest. Instead, these securities are issued at a deep discount and then redeemed for their full face value at maturity. When held to maturity, a zero's entire return comes from the difference between its purchase price and its value at maturity.

Q:       How are zeros created?

A: An ordinary U.S. Treasury bond consists of several components-- a series of coupons, which represent interest payments at predetermined intervals, and the ultimate principal repayment at maturity. A zero is created by stripping an ordinary Treasury bond into its separate components and then selling each coupon and principal payment as an individual bond. Accordingly, the zero-coupon bond market consists of principal zeros (which represent the principal payments of stripped bonds) and coupon zeros (which represent the interest payments of stripped bonds).

Q:       How are zeros used?

A: Demand for zeros comes primarily from: (1) bond investors, who use zeros to add interest rate sensitivity to their portfolios or to meet future cash flow needs without reinvestment risk; (2) mortgage-backed securities investors, who use zeros to offset accelerated mortgage prepayments; (3) municipalities, who use zeros to refinance high-yielding bonds; and (4) issuers of Brady bonds (bonds used for foreign debt restructuring, named after former U.S. Treasury Secretary Nicholas Brady), who use zeros as collateral to fund future principal and interest payments.

                             INVESTMENT FUNDAMENTALS
                                ZERO-COUPON BONDS
                       (Continued from the previous page)

Types of Zeros

STRIPS (Separate Trading of Registered Interest and Principal of Securities)--the U.S. Treasury Department program that allows broker-dealers to "strip" Treasury securities into their component parts. The securities created by this "stripping" activity are also known as STRIPS. STRIPS are direct obligations of the U.S. government and are the most liquid (easily bought and sold) Treasury zeros.

REFCORPs (Resolution Funding Corporation zeros)--zeros created from bonds issued by the Resolution Funding Corporation, a U.S. government agency. The principal portions of these bonds are secured by Treasury zeros, and the interest portions are guaranteed by the U.S. Treasury. REFCORPs are also relatively liquid.

Receipt Zeros--zeros created and issued by broker-dealers before the STRIPS program was implemented. Broker-dealers created receipt zeros by purchasing Treasury bonds, depositing them in a custodian bank, and then selling receipts representing ownership interests in the coupons or principal portions of the bonds. The custodial accounts that hold the underlying Treasury bonds are kept separate from the bank's assets. The types of receipt zeros include:

     TRs (Treasury Receipts)--generic receipt zeros.

     CATS (Certificates of Accrual of Treasury Securities)--issued by Salomon Brothers, Inc.

     TIGRs (Treasury Investment Growth Receipts)--issued by Merrill Lynch Pierce Fenner & Smith.

     ETRs (Easy-growth Treasury Receipts)--issued by Dean Witter Reynolds, Inc.

     COUGARs (Coupon Government Accrual Receipts)--issued by A.G. Becker Paribas (now defunct).

     GATORs  (Government  and  Agency  Term   Obligations)--issued   by  Moseley
     Hallgarten Easterbrook & Weeden, Inc. (now defunct).

     TBRs (Treasury Bond Receipts)--issued by E.F. Hutton & Co. (now defunct).

CUBES (Coupons Under Book Entry Safekeeping)--a Treasury program that allowed conversion of Treasury bond interest coupons into zero-coupon securities. CUBES is also the name of the securities created by this conversion.

                             INVESTMENT FUNDAMENTALS
                                ZERO-COUPON BONDS
                       (Continued from the previous page)

Other Securities Held by the Portfolios

Treasury bills (T-bills)--short-term debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. T-bills are issued with maturities ranging from three months to one year.

Treasury notes (T-notes)--intermediate-term debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. T-notes are issued with maturities ranging from two to 30 years.


Key Portfolio Statistics

Market Value--the market value of a Portfolio's investments on a given date.

WAM (Weighted Average Maturity)--the average amount of time that will pass until a Portfolio matures, weighted by the market value of the securities in the Portfolio.

WAM Date (Weighted Average Maturity Date)--an average of the maturity dates of a Portfolio's securities, weighted by the market value of each security. The WAM date is calculated based on the WAM of the Portfolio's investments on a given day.

AVM (Anticipated Value at Maturity)--the calculated redemption value of a Portfolio share on the Portfolio's WAM date. The Portfolios are managed to have an AVM of approximately $100.

AGR (Anticipated Growth Rate)--the annualized rate of return that an investor "locks in" after investing in a Portfolio on a specific day. The AGR is calculated based on the Portfolio's WAM date, AVM and share price on that day.

STRIPS Yield--the yield to maturity of the STRIPS held in a Target Portfolio as of a specific date. It is used as a comparative value tool, specifically as a basis of comparison against non-STRIPS yields.

Non-STRIPS Yield--the yield to maturity of the non-STRIPS zeros (such as REFCORPs, receipt zeros and CUBES) held in a Target Portfolio as of a specific date. Comparing STRIPS yields to non-STRIPS yields helps determine the yield spread between the two types of securities (see page 31).

                             INVESTMENT FUNDAMENTALS
                                ZERO-COUPON BONDS
                       (Continued from the previous page)

Investment Terms

Basis Points--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%). Basis points are used to clearly describe interest rate changes. For example, if a news report indicates that interest rates rose by 1%, does that mean 1% of the previous rate or one percentage point? It is more accurate to state that interest rates rose by 100 basis points.

Reconstitution--in the same way that broker-dealers can "strip" a Treasury bond into its principal and coupon pieces to create zeros, dealers can accumulate the stripped principal and coupon pieces and "reconstitute" them into a whole Treasury bond.

Yield Curve--a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis. Most "normal" yield curves start in the lower left corner of the graph and rise to the upper right corner, indicating that yields rise as maturities lengthen. This upward sloping yield curve illustrates a normal risk/return relationship--more return (yield) for more risk (a longer maturity). Conversely, a "flat" yield curve provides little or no extra return for taking on more risk. This typically occurs after the Fed has raised short-term interest rates several times (to fight inflation when the economy is strong) or when the bond market expects the Fed to lower short-term interest rates (in a weaker economic environment).

Yield Spread--the difference between the yields of STRIPS and non-STRIPS with comparable maturities. It is used by the portfolio manager as a measure of relative value to determine whether or not to purchase non-STRIPS zeros for the Target Portfolios. In general, non-STRIPS have higher yields than STRIPS with comparable maturities because they are less liquid (not as easy to buy and sell) than STRIPS. When yield spreads are considered to be narrow (i.e., non-STRIPS yield little more than comparable STRIPS), the portfolio manager will tend to avoid non-STRIPS because their yields are not enough to compensate for the reduced liquidity. Conversely, when yield spreads are considered to be wide
(i.e., non-STRIPS yield substantially more than comparable STRIPS), the portfolio manager will tend to buy non-STRIPS because yields are high enough to compensate for the reduced liquidity.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
Benham Target Maturities Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investment securities, of 1995 Portfolio, 2000 Portfolio, 2005 Portfolio, 2010 Portfolio, 2015 Portfolio and 2020 Portfolio constituting Benham Target Maturities Trust (the Trust) as of September 30, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented herein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of 1995 Portfolio, 2000 Portfolio, 2005 Portfolio, 2010 Portfolio, 2015 Portfolio and 2020 Portfolio constituting Benham Target Maturities Trust as of September 30, 1995, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.



/S/KPMG Peat Marwick LLP
San Francisco, California
November 3, 1995

                                              BENHAM TARGET MATURITIES TRUST
                                                      1995 PORTFOLIO
                                                   FINANCIAL HIGHLIGHTS
                     For a Share Outstanding Throughout the Years Ended September 30 (except as noted)



                                 1995      1994      1993       1992      1991      1990      1989+      1988      1987      1986
                                 ----      ----      ----       ----      ----      ----      ----       ----      ----      ----
PER-SHARE DATA++
--------------
Net Asset Value at Beginning
  of Period...................... $95.03     94.16     89.07     77.75     66.87     62.61      56.33     52.22     54.33     42.99
  Income (Losses) From
   Investment Operations
  Net Investment Income..........   5.40      4.22      4.75      5.28      5.32      5.02       3.56      4.43      3.99      3.69
  Net Realized and Unrealized
   Gains (Losses) on Investments.    .08     (3.35)      .34      6.04      5.56      (.76)      2.72      (.32)    (6.10)     7.65
                                  ------     -----     -----     -----     -----     -----      -----     -----     -----     -----
   Total Income (Losses) From
       Investment Operations.....   5.48       .87      5.09     11.32     10.88      4.26       6.28      4.11     (2.11)    11.34
                                  ------     -----     -----     -----     -----     -----      -----     -----     -----     -----
  Less Distributions
  Dividends from Net
   Investment Income.............  (4.08)    (4.03)    (4.65)    (4.50)    (2.98)    (3.32)       .00     (3.92)    (8.99)     (.83)
  Distributions from Net
   Realized Capital Gains........    .00     (3.76)    (5.05)    (1.51)      .00      (.21)       .00       .00      (.49)     (.83)
  Distributions in Excess of Net
   Realized Capital Gains........    .00     (1.21)      .00       .00       .00       .00        .00       .00       .00       .00
                                  ------     -----     -----     -----     -----     -----      -----     -----     -----     -----
   Total Distributions...........  (4.08)    (9.00)    (9.70)    (6.01)    (2.98)    (3.53)       .00     (3.92)    (9.48)    (1.66)
                                  ------     -----     -----     -----     -----     -----      -----     -----     -----     -----
  Reverse Share Split............   4.08      9.00      9.70      6.01      2.98      3.53        .00      3.92      9.48      1.66
                                  ------     -----     -----     -----     -----     -----      -----     -----     -----     -----
Net Asset Value at End of Period.$100.51     95.03     94.16     89.07     77.75     66.87      62.61     56.33     52.22     54.33
                                  ======     =====     =====     =====     =====     =====      =====     =====     =====     =====
TOTAL RETURN*....................   5.77%      .93%     5.70%    14.56%    16.27%     6.80%     11.15%     7.87%    (3.89)%   26.38%
------------

                                  1995      1994      1993       1992      1991      1990      1989+      1988      1987      1986
                                  ----      ----      ----       ----      ----      ----      ----       ----      ----      ----
SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period
  (in thousands of dollars)......$63,568    83,372    86,697    94,535     92,391   58,350     39,169    15,603     7,019     5,104
Ratio of Expenses to Average
  Daily Net Assets...............    .67%      .61%      .59%      .62%      .65%      .70%       .70%**    .70%      .70%      .70%
Ratio of Net Investment Income
  to Average Daily Net Assets....   5.54%     4.47%     5.22%     6.39%     7.35%     7.74%      7.95%**   8.09%     7.70%     7.29%
Portfolio Turnover Rate..........  32.26%   177.33%   133.80%   139.84%   109.73%   120.73%     95.42%   108.49%    86.19%    89.11%

------------------------
+ In 1989, the fiscal year-end for Benham Target Maturities Trust was changed from December 31 to September 30.
++Per-share data in this table are calculated using the average shares outstanding during the year.  Dividends and distributions shown in the table will be different than the actual per-share distributions to shareholders.
* Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
**Annualized.
  See the accompanying notes to financial statements.

35

                                              BENHAM TARGET MATURITIES TRUST
                                                      2000 PORTFOLIO
                                                   FINANCIAL HIGHLIGHTS
                     For a Share Outstanding Throughout the Years Ended September 30 (except as noted)

                                  1995      1994      1993       1992      1991      1990      1989+      1988      1987     1986
                                  ----      ----      ----       ----      ----      ----      ----       ----      ----     ----
PER-SHARE DATA++
--------------
Net Asset Value at Beginning
  of Period...................... $ 66.93     72.40     62.16     52.67     43.11     42.79      37.16     33.33     35.44    26.77
  Income (Losses) From
   Investment Operations
  Net Investment Income..........    4.37      3.99      3.94      3.90      3.69      3.40       2.36      2.94      2.68     2.40
  Net Realized and Unrealized
   Gains (Losses) on Investments.    5.56     (9.46)     6.30      5.59      5.87     (3.08)      3.27       .89     (4.79)    6.27
                                   ------     -----     -----     -----     -----     -----      -----     -----     -----    -----
   Total Income (Losses) From
       Investment Operations.....    9.93     (5.47)    10.24      9.49      9.56       .32       5.63      3.83     (2.11)    8.67
                                   ------     -----     -----     -----     -----     -----      -----     -----     -----    -----
  Less Distributions
  Dividends from Net
   Investment Income.............   (3.42)    (3.25)    (2.34)    (2.22)    (2.09)    (2.35)       .00     (2.23)    (4.72)    (.64)
  Distributions from Net
   Realized Capital Gains........     .00     (2.95)    (1.83)     (.16)      .00      (.10)       .00       .00       .00    (2.81)
  Distributions in Excess of Net
   Realized Capital Gains........     .00     (1.20)      .00       .00       .00       .00        .00       .00       .00      .00
                                   ------     -----     -----     -----     -----     -----      -----     -----     -----    -----
   Total Distributions...........   (3.42)    (7.40)    (4.17)    (2.38)    (2.09)    (2.45)       .00     (2.23)    (4.72)   (3.45)
                                   ------     -----     -----     -----     -----     -----      -----     -----     -----    -----
  Reverse Share Split............    3.42      7.40      4.17      2.38      2.09      2.45        .00      2.23      4.72     3.45
                                   ------     -----     -----     -----     -----     -----      -----     -----     -----    -----
Net Asset Value at End of Period.$  76.86     66.93     72.40     62.16     52.67      43.11     42.79     37.16     33.33    35.44
                                   ======     =====     =====     =====     =====     =====      =====     =====     =====    =====
TOTAL RETURN*....................   14.84%    (7.54)%   16.46%    18.02%    22.18%      .75%     15.15%    11.49%    (5.95)%  32.39%
------------

36

                                  1995      1994      1993       1992      1991      1990      1989+      1988      1987      1986
                                  ----      ----      ----       ----      ----      ----      ----       ----      ----      ----
SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period
  (in thousands of dollars)......$294,736   243,895   291,418   190,063    89,655    53,216    34,820     14,073    6,285     5,077
Ratio of Expenses to
  Average Daily Net Assets.......     .63%      .59%      .60%      .66%      .66%      .70%      .70%**     .70%     .70%      .70%
Ratio of Net Investment Income
  to Average Daily Net Assets....    6.13%     5.74%     5.94%     6.90%     7.67%     7.84%     7.81%**    8.33%    8.08%     7.34%
Portfolio Turnover Rate..........   52.64%    89.35%    76.59%    92.59%    67.39%    78.76%    49.14%    162.54%   72.70%    39.40%

----------------------------
+ In 1989, the fiscal year-end for Benham Target Maturities Trust was changed from December 31 to September 30.
++Per-share data in this table are calculated using the average shares outstanding during the year.  Dividends and distributions shown in the table will be different than the actual per-share distributions to shareholders.
* Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
**Annualized.
  See the accompanying notes to financial statements.

                                              BENHAM TARGET MATURITIES TRUST
                                                      2005 PORTFOLIO
                                                   FINANCIAL HIGHLIGHTS
                     For a Share Outstanding Throughout the Years Ended September 30 (except as noted)

                                   1995      1994      1993       1992      1991      1990      1989+      1988      1987      1986
                                   ----      ----      ----       ----      ----      ----      ----       ----      ----      ----
PER-SHARE DATA++
--------------
Net Asset Value at Beginning
  of Period...................... $ 45.22     51.84     41.18     35.13     27.74     28.61      24.36     21.28     23.74    16.69
  Income (Losses) From
   Investment Operations
  Net Investment Income..........    3.33      3.11      2.90      2.69      2.47      2.27       1.54      1.90      1.77     1.59
  Net Realized and Unrealized
   Gains (Losses) on Investments.    8.06     (9.73)     7.76      3.36      4.92     (3.14)      2.71      1.18     (4.23)    5.46
                                   ------     -----     -----     -----     -----     -----      -----     -----     -----    -----
   Total Income (Losses) From
       Investment Operations.....   11.39     (6.62)    10.66      6.05      7.39      (.87)      4.25      3.08     (2.46)    7.05
                                   ------     -----     -----     -----     -----     -----      -----     -----     -----    -----
  Less Distributions
  Dividends from Net
   Investment Income.............   (2.41)    (2.70)    (2.51)    (1.75)     (.86)    (1.60)       .00     (1.53)    (3.52)    (.35)
  Distributions from Net
   Realized Capital Gains........    (.67)    (8.47)    (1.01)     (.37)      .00      (.07)       .00       .00      (.13)   (2.18)
                                   ------     -----     -----     -----     -----     -----      -----     -----     -----    -----
   Total Distributions...........   (3.08)   (11.17)    (3.52)    (2.12)     (.86)    (1.67)       .00     (1.53)    (3.65)   (2.53)
                                   ------     -----     -----     -----     -----     -----      -----     -----     -----    -----
Reverse Share Split..............    3.08     11.17      3.52      2.12       .86      1.67        .00      1.53      3.65     2.53
                                   ------     -----     -----     -----     -----     -----      -----     -----     -----    -----
Net Asset Value at End of Period. $ 56.61     45.22     51.84     41.18     35.13     27.74      28.61     24.36     21.28    23.74
                                   ======     =====     =====     =====     =====     =====      =====     =====     =====    =====
TOTAL RETURN*....................   25.16%   (12.75)%   25.89%    17.22%    26.64%    (3.04)%    17.45%    14.48%   (10.36)%  42.24%
------------

38

                                   1995      1994      1993       1992      1991      1990      1989+      1988      1987      1986
                                   ----      ----      ----       ----      ----      ----      ----       ----      ----      ----
SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period
  (in thousands of dollars)......$183,452    96,207   149,890   168,697   161,388    46,303     24,955     8,948     3,680    2,907
Ratio of Expenses to Average
  Daily Net Assets...............     .71%      .64%      .62%      .63%      .70%      .70%       .70%**    .70%      .70%     .70%
Ratio of Net Investment Income
  to Average Daily Net Assets....    6.58%     6.37%     6.44%     7.27%     7.80%     7.93%      7.66%**   8.44%     8.31%    7.25%
Portfolio Turnover Rate..........   34.23%    68.11%    49.89%    64.38%    85.38%   186.02%     71.98%    27.25%    68.11%   50.47%

---------------------
+ In 1989, the fiscal year-end for Benham Target Maturities Trust was changed from December 31 to September 30.
++Per-share data in this table are calculated using the average shares outstanding during the year. Dividends and distributions shown in the table will be different than the actual per-share distributions to shareholders.
* Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
**Annualized.
  See the accompanying notes to financial statements.

39

                                              BENHAM TARGET MATURITIES TRUST
                                                      2010 PORTFOLIO
                                                   FINANCIAL HIGHLIGHTS
                     For a Share Outstanding Throughout the Years Ended September 30 (except as noted)

                                   1995      1994      1993       1992      1991      1990      1989+      1988      1987      1986
                                   ----      ----      ----       ----      ----      ----      ----       ----      ----      ----
PER-SHARE DATA++
--------------
Net Asset Value at Beginning
  of Period......................$ 31.67     38.13     28.53     25.08     19.18     20.59      17.31     14.96     17.65     11.43
  Income (Losses) From
   Investment Operations
  Net Investment Income..........   2.41      2.24      2.05      1.88      1.72      1.61       1.08      1.29      1.23      1.09
  Net Realized and Unrealized
   Gains (Losses) on Investments.   8.06     (8.70)     7.55      1.57      4.18     (3.02)      2.20      1.06     (3.92)     5.13
                                  ------     -----     -----     -----     -----     -----      -----     -----     -----     -----
   Total Income (Losses) From
       Investment Operations.....  10.47     (6.46)     9.60      3.45      5.90     (1.41)      3.28      2.35     (2.69)     6.22
                                  ------     -----     -----     -----     -----     -----      -----     -----     -----     -----
  Less Distributions
  Dividends from Net
   Investment Income.............  (1.48)    (1.46)    (1.58)    (1.14)    (1.05)    (1.50)       .00      (.42)     (.90)     (.16)
  Distributions from Net
   Realized Capital Gains........   (.48)    (4.31)    (1.14)      .00       .00      (.09)       .00       .00       .00     (1.36)
                                  ------     -----     -----     -----     -----     -----      -----     -----     -----     -----
       Total Distributions.......  (1.96)    (5.77)    (2.72)    (1.14)    (1.05)    (1.59)       .00      (.42)     (.90)    (1.52)
                                  ------     -----     -----     -----     -----     -----      -----     -----     -----     -----
Reverse Share Split..............   1.96      5.77      2.72      1.14      1.05      1.59        .00       .42       .90      1.52
                                  ------     -----     -----     -----     -----     -----      -----     -----     -----     -----
Net Asset Value at End of Period$  42.14     31.67     38.13     28.53     25.08      19.18     20.59     17.31     14.96     17.65
                                  ======     =====     =====     =====     =====     =====      =====     =====     =====     =====
TOTAL RETURN*....................  33.06%   (16.92)%   33.61%    13.76%    30.76%    (6.85)%    18.95%    15.71%   (15.24)%   54.42%
------------

40

                                   1995      1994      1993       1992      1991      1990      1989+      1988      1987      1986
                                   ----      ----      ----       ----      ----      ----      ----       ----      ----      ----
SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period
  (in thousands of dollars.......$95,057    46,312    70,551    55,565    47,661    37,222     42,439     9,617     9,297     4,884
Ratio of Expenses to Average
  Daily Net Assets...............    .71%      .68%      .66%      .70%      .70%      .70%       .70%**    .70%      .70%      .70%
Ratio of Net Investment Income
  to Average Daily Net Assets....   6.56%     6.35%     6.32%     7.20%     7.73%     7.82%      7.34%**   8.11%     8.13%     6.71%
Portfolio Turnover Rate..........  26.00%    35.35%   131.50%    95.25%   130.91%   191.16%     88.43%   258.70%    83.59%    91.01%

-----------------------
+ In 1989, the fiscal year-end for Benham Target Maturities Trust was changed from December 31 to September 30.
++Per-share data in this table are calculated using the average shares outstanding during the year.  Dividends and distributions shown in the table will be different than the actual per-share distributions to shareholders.
* Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
**Annualized.
  See the accompanying notes to financial statements.

41

                                              BENHAM TARGET MATURITIES TRUST
                                                      2015 PORTFOLIO
                                                   FINANCIAL HIGHLIGHTS
                     For a Share Outstanding Throughout the Years Ended September 30 (except as noted)

                                   1995      1994      1993       1992      1991      1990     1989++      1988      1987      1986+
                                   ----      ----      ----       ----      ----      ----      ----       ----      ----      ----
PER-SHARE DATA+++
--------------
Net Asset Value at Beginning
  of Period..................... $ 22.79     29.04     20.39     18.44     13.75     15.62      12.63     11.37     14.24     12.58
  Income (Losses) From
   Investment Operations
  Net Investment Income.........    1.71      1.57      1.46      1.33      1.26      1.18        .79       .94       .90       .26
  Net Realized and Unrealized
   Gains (Losses) on Investments    7.70     (7.82)     7.19       .62      3.43     (3.05)      2.20       .32     (3.77)     1.40
                                  ------     -----     -----     -----     -----     -----      -----     -----     -----     -----
   Total Income (Losses) From
       Investment Operations....    9.41     (6.25)     8.65      1.95      4.69     (1.87)      2.99      1.26     (2.87)     1.66
                                  ------     -----     -----     -----     -----     -----      -----     -----     -----     -----
  Less Distributions
  Dividends from Net
   Investment Income............    (.87)    (1.19)    (1.45)    (1.23)     (.97)     (.50)       .00      (.55)     (.22)      .00
  Distributions from Net
   Realized Capital Gains.......     .00     (7.08)     (.34)      .00       .00      (.01)       .00       .00       .00       .00
  Distributions in Excess of Net
   Realized Capital Gains.......     .00      (.37)      .00       .00       .00       .00        .00       .00       .00       .00
                                  ------     -----     -----     -----     -----     -----      -----     -----     -----     -----
   Total Distributions..........    (.87)    (8.64)    (1.79)    (1.23)     (.97)     (.51)       .00      (.55)     (.22)      .00
                                  ------     -----     -----     -----     -----     -----      -----     -----     -----     -----
Reverse Share Split.............     .87      8.64      1.79      1.23       .97       .51        .00       .55       .22       .00
                                  ------     -----     -----     -----     -----     -----      -----     -----     -----     -----
Net Asset Value at End of Period$  32.20     22.79     29.04     20.39     18.44     13.75      15.62     12.63     11.37     14.24
                                  ======     =====     =====     =====     =====     =====      =====     =====     =====     =====
TOTAL RETURN*...................   41.29%   (21.52)%   42.42%    10.57%    34.11%   (11.97)%    23.67%    11.08%   (20.15)%   13.20%
------------

                                   1995      1994      1993       1992      1991      1990     1989++      1988      1987      1986+
                                   ----      ----      ----       ----      ----      ----      ----       ----      ----      ----
SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period
  (in thousands of dollars).....$114,647    66,073    89,023   131,106   222,118   295,577   233,792     11,790    2,006      528
Ratio of Expenses to Average
  Daily Net Assets..............     .71%      .68%      .63%      .62%      .61%      .70%       .70%**    .70%      .70%    .70%**
Ratio of Net Investment Income
  to Average Daily Net Assets...    6.40%     5.97%     6.28%     7.04%     7.79%     7.74%      7.02%**   7.97%     7.99%   6.06%**
Portfolio Turnover Rate.........   69.97%    64.90%   138.34%   103.25%    39.91%    81.27%     48.31%   188.24%   508.59%  21.59%

-----------------------
+  From September 1, 1986  (commencement  of  operations),  through  December 31, 1986.
++ In 1989, the fiscal year-end for Benham Target  Maturities  Trust was changed from December 31 to September 30.
+++Per-share data in this table are calculated using the average shares outstanding during the year.  Dividends and distributions shown in the table will be different than the actual per-share distributions to shareholders.
*  Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
** Annualized.
   See the accompanying notes to financial statements.

43

                                              BENHAM TARGET MATURITIES TRUST
                                                      2020 PORTFOLIO
                                                   FINANCIAL HIGHLIGHTS
                     For a Share Outstanding Throughout the Years Ended September 30 (except as noted)

                                                                           1995      1994      1993       1992      1991      1990+
                                                                           ----      ----      ----       ----      ----      ----
PER-SHARE DATA++
--------------
Net Asset Value at Beginning of Period...............................  $  15.28     20.72      13.63     12.54      9.63     12.00
  Income (Losses) From Investment Operations
  Net Investment Income..............................................      1.19      1.13       1.00       .92       .85       .60
  Net Realized and Unrealized Gains (Losses) on Investments..........      6.00     (6.57)      6.09       .17      2.06     (2.97)
                                                                          -----     -----      -----     -----     -----     -----
   Total Income (Losses) From Investment Operations..................      7.19     (5.44)      7.09      1.09      2.91     (2.37)
                                                                          -----     -----      -----     -----     -----     -----
  Less Distributions
  Dividends from Net Investment Income...............................      (.21)    (0.28)      (.53)     (.63)     (.21)      .00
  Distributions from Net Realized Capital Gains......................       .00     (1.31)      (.72)     (.08)      .00       .00
  Distributions in Excess of Net Realized Capital Gains..............       .00     (1.18)       .00       .00       .00       .00
                                                                          -----     -----      -----     -----     -----     -----
   Total Distributions...............................................      (.21)    (2.77)     (1.25)     (.71)     (.21)      .00
                                                                          -----     -----      -----     -----     -----     -----
  Reverse Share Split................................................       .21      2.77       1.25       .71       .21       .00
                                                                          -----     -----      -----     -----     -----     -----
Net Asset Value at End of Period.....................................  $  22.47     15.28      20.72     13.63     12.54      9.63
                                                                          =====     =====      =====     =====     =====     =====
TOTAL RETURN*........................................................     47.05%   (26.25)%    52.02%     8.69%    30.22%   (19.75)%
------------
SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period (in thousands of dollars)................  $574,702    58,535    56,125     41,793   88,332    53,198
Ratio of Expenses to Average Daily  Net Assets.......................       .72%      .70%      .70%      .66%      .67%      .70%**
Ratio of Net Investment Income to Average Daily Net Assets...........      6.24%     6.28%     6.10%     7.19%     7.50%     7.79%**
Portfolio Turnover Rate..............................................     78.08%   116.46%   178.52%   144.05%   151.44%   188.60%

-----------------------
+ From December 29, 1989  (commencement  of operations),  through  September 30, 1990.
++Per-share data in this table are calculated using the average shares outstanding during the year. Dividends and distributions shown in the table will be different than the actual per-share distributions to shareholders.
* Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
**Annualized.
  See the accompanying notes to financial statements.

                                              BENHAM TARGET MATURITIES TRUST
                                           STATEMENTS OF ASSETS AND LIABILITIES
                                                    September 30, 1995

                                                         1995          2000         2005          2010          2015         2020
                                                       Portfolio     Portfolio    Portfolio     Portfolio     Portfolio    Portfolio
                                                       --------      --------     --------      --------      --------     --------
ASSETS
  Investment securities at value (cost of $64,301,320,
      $282,651,207, $162,328,984, $82,057,445, $85,156,324
      and $502,555,395, respectively) (Note 4)....  $64,420,933   294,898,365   182,221,648    94,630,578  114,297,012   569,757,799
  Cash............................................      204,077        27,250             0        32,206       21,782     5,037,291
  Investments in affiliated money market
      fund (Note 2)...............................            0        19,292       445,893       247,502      293,915       345,022
  Interest receivable.............................      148,922             0             0             0            0             0
  Receivable for fund shares sold.................            0       229,938     1,023,210       221,633      146,152     4,995,974
  Prepaid expenses and other assets...............        1,510         2,971         2,763           876        2,538         1,178
                                                    -----------   -----------   -----------   -----------  -----------   -----------
    Total assets..................................   64,775,442   295,177,816   183,693,514    95,132,795  114,761,399   580,137,264
                                                    -----------   -----------   -----------   -----------  -----------   -----------
LIABILITIES
  Payable for fund shares redeemed................    1,169,193       291,317        18,432        19,280       50,618       328,836
  Payable for securities purchased................            0             0             0             0            0     4,754,700
  Payable to affiliates (Note 2)..................       37,804       141,794        76,171        45,397       59,025       203,484
  Accrued expenses & other liabilities............          200         8,725       146,836        11,500        4,345       148,725
                                                    -----------   -----------   -----------   -----------  -----------   -----------
    Total liabilities.............................    1,207,197       441,836       241,439        76,177      113,988     5,435,745
                                                    -----------   -----------   -----------   -----------  -----------   -----------
NET ASSETS........................................  $63,568,245   294,735,980   183,452,075    95,056,618  114,647,411   574,701,519
                                                    ===========   ===========   ===========   ===========  ===========   ===========
Net assets consist of:
  Capital paid in.................................   61,223,037   274,897,729   154,988,482    79,691,334   74,222,569   496,734,293
  Net undistributed realized gain (loss)
     on investments...............................   (1,149,734)   (5,659,242)    2,132,519      (692,795)   5,942,266       592,964
  Undistributed net investment income.............    3,375,329    13,250,335     6,438,410     3,484,946    5,341,888    10,171,858
  Net unrealized appreciation on investments......      119,613    12,247,158    19,892,664    12,573,133   29,140,688    67,202,404
                                                    -----------   -----------   -----------   -----------  -----------   -----------
  Net assets......................................  $63,568,245   294,735,980   183,452,075    95,056,618  114,647,411   574,701,519
                                                    ===========   ===========   ===========   ===========  ===========   ===========
  Shares of beneficial interest outstanding
      (unlimited number of shares authorized).....      632,484     3,834,562     3,240,460     2,255,560    3,559,926    25,574,964
                                                    ===========   ===========   ===========   ===========  ===========   ===========
  Net asset value, offering price and
      redemption price per share..................      $100.51         76.86         56.61        42.14         32.20         22.47
                                                        =======         =====         =====         =====        =====         =====
--------------------------
See the accompanying notes to financial statements.

                                              BENHAM TARGET MATURITIES TRUST
                                                 STATEMENTS OF OPERATIONS
                                           For the Year Ended September 30, 1995

                                                        1995          2000         2005          2010          2015         2020
                                                      Portfolio     Portfolio    Portfolio     Portfolio     Portfolio    Portfolio
                                                      --------      --------     --------      --------      --------     --------
Investment Income
  Interest Income................................ $  5,051,227    19,024,682     9,099,995     4,859,800    7,919,101    13,395,421
                                                   -----------   -----------   -----------   -----------  -----------   -----------
Expenses (Note 2):
  Investment advisory fees.......................      284,896       984,031       435,406       232,626      388,306       665,955
  Administrative fees............................       79,620       274,835       121,534        64,928      108,475       185,592
  Transfer agency fees...........................       91,301       285,145       183,211       130,450      202,013       350,332
  Printing and postage...........................       25,255        86,395        40,934        23,823       41,017        66,868
  Custodian fees.................................       18,562        46,453        24,140        16,631       23,664        32,415
  Telephone......................................        7,703        12,279         5,932         5,014       21,645        37,383
  Auditing and legal fees........................        8,716        24,077        11,269         6,861       10,395        13,601
  Registration and filing fees...................       18,436        41,401        64,477        41,173       37,356       243,200
  Directors' fees and expenses...................        4,474         6,610         4,850         4,243        4,784         5,288
  Other operating expenses.......................        3,309        13,837         7,091         4,892        5,941         6,176
                                                   -----------   -----------   -----------   -----------  -----------   -----------
    Total expenses...............................      542,272     1,775,063       898,844       530,641      843,596     1,606,810
Amount recouped (waived) (Note 2)................        1,536             0       (15,078)      (57,258)     (51,419)     (243,519)
Custodial earnings credits (Note 6)..............       (7,990)      (28,704)      (12,955)       (8,130)     (15,564)      (31,381)
                                                   -----------   -----------   -----------   -----------  -----------   -----------
  Net expenses...................................      535,818     1,746,359       870,811       465,253      776,613     1,331,910
                                                   -----------   -----------   -----------   -----------  -----------   -----------
    Net investment income........................    4,515,409    17,278,323     8,229,184     4,394,547    7,142,488    12,063,511
                                                   -----------   -----------   -----------   -----------  -----------   -----------
Realized and Unrealized Gain (Loss) on Investments (Note 4)
Net realized gain (loss)
  Proceeds from sales............................  155,344,209   146,798,869    45,296,430    16,663,755   83,672,886   163,962,768
  Cost of securities sold........................  155,453,550   147,783,476    43,163,911    17,356,550   76,790,666   159,959,349
                                                   -----------   -----------   -----------   -----------  -----------   -----------
    Net realized gain (loss).....................     (109,341)     (984,607)    2,132,519      (692,795)   6,882,220     4,003,419
                                                   -----------   -----------   -----------   -----------  -----------   -----------
Unrealized appreciation (depreciation) of investments:
  Beginning of year..............................      (82,162)  (11,255,113)    1,509,520    (3,348,217)   2,359,409    (4,644,419)
  End of year....................................      119,613    12,247,158    19,892,664    12,573,133   29,140,688    67,202,404
                                                   -----------   -----------   -----------   -----------  -----------   -----------
  Net change in unrealized appreciation for the year   201,775    23,502,271    18,383,144    15,921,350   26,781,279    71,846,823
                                                   -----------   -----------   -----------   -----------  -----------   -----------
    Net realized and unrealized gain on investments     92,434    22,517,664    20,515,663    15,228,555   33,663,499    75,850,242
                                                   -----------   -----------   -----------   -----------  -----------   -----------
Net increase in net assets resulting from operations$4,607,843    39,795,987    28,744,847    19,623,102   40,805,987    87,913,753
                                                   ===========   ===========   ===========   ===========  ===========   ===========
---------------------------
See the accompanying notes to financial statements.

46

                                              BENHAM TARGET MATURITIES TRUST
                                            STATEMENTS OF CHANGES IN NET ASSETS
                                      For the Years Ended September 30, 1995 and 1994

                                                          1995 Portfolio              2000 Portfolio              2005 Portfolio
                                                        ------------------          ------------------          ------------------
                                                         1995          1994         1995          1994         1995          1994
                                                       --------      --------     --------      --------     --------      --------
From investment activities:
  Net investment income.......................... $  4,515,409     3,615,957    17,278,323    15,464,967    8,229,184     7,334,819
  Net change in unrealized appreciation
    (depreciation) of investments................      201,775    (2,952,109)   23,502,271   (36,604,556)  18,383,144   (31,039,612)
  Net realized gain (loss) on investments........     (109,341)      150,230      (984,607)     (174,601)   2,132,519     8,135,804
                                                   -----------   -----------   -----------   -----------   ----------    ----------
    Change in net assets derived from investment
    activities...................................    4,607,843       814,078    39,795,987  (21,314,190)   28,744,847   (15,568,989)
                                                    ----------   -----------   -----------   -----------   ----------    ----------
From distributions to shareholders:
  Net investment income..........................   (3,413,439)   (3,459,547)  (13,492,533)  (12,623,639)  (5,945,697)   (6,366,401)
  Net realized gain on  investments..............            0    (3,222,416)            0   (11,431,947)  (1,662,910)  (19,992,007)
  In excess of realized gains on investments.....            0    (1,040,393)            0    (4,674,634)           0             0
                                                   -----------   -----------   -----------   -----------   ----------    ----------
    Total distributions to shareholders..........   (3,413,439)   (7,722,356)  (13,492,533)  (28,730,220)  (7,608,607)  (26,358,408)
                                                   -----------   -----------   -----------   -----------   ----------    ----------
From capital share transactions (Note 3):
  Proceeds from sale of shares...................   27,428,575    24,365,920   121,453,561    76,183,247  105,349,198    30,654,983
  Net asset value of dividends reinvested........    3,232,402     7,591,343    13,316,579    28,340,182    7,448,375    25,877,157
  Cost of shares redeemed........................  (51,658,743)  (28,251,082) (110,232,771) (101,420,736) (46,688,274)  (67,369,495)
  Net equalization credits (debits) (Note 5).....            0      (123,666)            0      (581,042)           0      (918,636)
                                                   -----------   -----------   -----------   -----------   ----------    ----------
    Change in net assets derived from
        capital share transactions...............  (20,997,766)    3,582,515    24,537,369     2,521,651   66,109,299   (11,755,991)
                                                   -----------   -----------   -----------   -----------   ----------    ----------
        Net increase (decrease) in net assets....  (19,803,362)   (3,325,763)   50,840,823   (47,522,759)  87,245,539   (53,683,388)
Net assets:
  Beginning of year..............................   83,371,607    86,697,370   243,895,157   291,417,916   96,206,536   149,889,924
                                                   -----------   -----------   -----------   -----------   ----------    ----------
  End of year....................................  $63,568,245    83,371,607   294,735,980   243,895,157  183,452,075    96,206,536
                                                   ===========   ===========   ===========   ===========   ==========    ==========
----------------------------
See the accompanying notes to financial statements.

                                              BENHAM TARGET MATURITIES TRUST
                                            STATEMENTS OF CHANGES IN NET ASSETS
                                      For the Years Ended September 30, 1995 and 1994

                                                          2010 Portfolio              2015 Portfolio              2020 Portfolio
                                                        ------------------          ------------------          ------------------
                                                         1995          1994         1995          1994          1995          1994
                                                       --------      --------     --------      --------      --------      --------
From investment activities:
  Net investment income..........................  $ 4,394,547     3,513,342     7,142,488     4,018,385   12,063,511     3,257,922
  Net change in unrealized appreciation
    (depreciation) of investments................   15,921,350   (15,199,790)   26,781,279   (18,797,075)  71,846,823   (15,908,273)
  Net realized gain (loss) on investments........     (692,795)    1,704,236     6,882,220      (777,299)   4,003,419    (2,101,875)
                                                   -----------   -----------   -----------   -----------   ----------    ----------
    Change in net assets derived from
    investment activities........................   19,623,102    (9,982,212)   40,805,987  (15,555,989)   87,913,753   (14,752,226)
                                                   -----------   -----------   -----------   -----------   ----------    ----------
From distributions to shareholders:
  Net investment income..........................   (2,702,956)   (2,286,410)   (3,641,185)   (3,037,942)  (2,135,107)     (812,490)
  Net realized gain on  investments..............     (883,926)   (6,758,781)            0   (18,085,410)           0    (3,775,690)
  In excess of realized gains on investments.....            0             0             0      (939,954)           0    (3,410,455)
                                                   -----------   -----------   -----------   -----------   ----------    ----------
    Total distributions to shareholders..........   (3,586,882)   (9,045,191)   (3,641,185)  (22,063,306)  (2,135,107)   (7,998,635)
                                                   -----------   -----------   -----------   -----------   ----------    ----------
From capital share transactions (Note 3):
  Proceeds from sale of shares...................   69,841,156    27,619,060   124,552,148    59,934,718  765,545,539   157,654,193
  Net asset value of dividends reinvested........    3,479,335     8,908,275     3,457,901    21,594,931    2,018,337     7,781,002
  Cost of shares redeemed........................  (40,612,245)  (41,414,204) (116,600,252)  (66,815,699)(337,176,432) (140,514,070)
  Net equalization credits (debits) (Note 5).....            0      (324,599)            0       (45,090)           0       240,233
                                                   -----------   -----------   -----------   -----------   ----------    ----------
    Change in net assets derived from
        capital share transactions...............   32,708,246    (5,211,468)   11,409,797    14,668,860  430,387,444    25,161,358
                                                   -----------   -----------   -----------   -----------   ----------    ----------
        Net increase (decrease) in net assets....   48,744,466   (24,238,871)   48,574,599   (22,950,435) 516,166,090     2,410,497
Net assets:
  Beginning of year..............................   46,312,152    70,551,023    66,072,812    89,023,247   58,535,429    56,124,932
                                                   -----------   -----------   -----------   -----------   ----------    ----------
  End of year.................................... $ 95,056,618    46,312,152   114,647,411    66,072,812  574,701,519    58,535,429
                                                   ===========   ===========   ===========   ===========   ==========    ==========
------------------------------
See the accompanying notes to financial statements.

48

BENHAM TARGET MATURITIES TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 1995

(1)   SIGNIFICANT ACCOUNTING POLICIES

Benham Target Maturities Trust (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Each Portfolio invests primarily in zero-coupon U.S. securities and will be liquidated shortly after the conclusion of its target maturity year. Consistent with that policy, the 1995 Portfolio will be closed in early 1996. Currently, there are six series of the Trust, as follows: 1995 Portfolio, 2000 Portfolio, 2005 Portfolio, 2010 Portfolio, 2015 Portfolio, and 2020 Portfolio. Significant accounting policies followed by the Trust are summarized below.

Valuation of Investment Securities--Portfolio securities are valued at market as provided by an independent pricing service and from broker quotations. Securities for which market quotations are not readily available are stated at fair value following procedures approved by the Board of Trustees. Security transactions are recorded on the date the order to buy or sell is executed. Realized gains and losses from security transactions are determined on the basis of identified cost.

Income Taxes--Each Portfolio of the Trust intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By complying with these provisions, each Portfolio will not be subject to federal income or California franchise taxes to the extent that it distributes its net investment income and net realized capital gains to shareholders. Accordingly, no provision has been made for federal or state taxes.

As of September 30, 1995, the 1995 Portfolio, 2000 Portfolio, and 2010 Portfolio had capital loss carryovers of $1,083,654, $4,837,224, and $36,315, respectively. No capital gain distributions will be made by each Portfolio until the loss carryovers have been offset or expired. The capital loss carryovers will expire on September 30, 2003 or, if earlier, upon liquidation of the Portfolio.

Due to the timing of dividend distributions and the differences in accounting for gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by each Portfolio. The differences between capital gains distributed on a book versus tax basis are shown as excess distributions of realized capital gains in the accompanying Financial Highlights and Statements of Changes in Net Assets.

On  the  Statements  of  Assets  and  Liabilities,  as  a  result  of  permanent book-to-tax differences, reclassification adjustments have been made for equalization to decrease undistributed net investment income and increase capital by $1,244,392 (1995 Portfolio), $2,840,375 (2000 Portfolio), $1,226,608
(2005 Portfolio),  $911,269 (2010 Portfolio),  $2,107,249 (2015 Portfolio),  and
$4,293,198 (2020 Portfolio).

Share Valuation--Each Portfolio's net asset value per share is computed by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of shares outstanding at the beginning of each business day. The Portfolios' net asset values fluctuate daily in response to changes in the market value of their investments.

Investment Income, Premium, and Discount--Interest income and expenses are accrued daily. Discounts on zero-coupon securities are accrued daily using the effective interest rate method. Premium or discount on coupon-bearing Treasury securities are amortized using the effective interest rate method.

Dividends and Other Distributions--Annual dividends based on distributable net investment income, determined on a calendar year basis, are paid on the ex-dividend date. Distributable net investment income is the undistributed net investment income adjusted for net short-term gains, and equalization charges relating to redemptions of shares during the period. In addition, net realized long-term capital gains are distributed annually. The next dividend will be declared and paid in December 1995.

Reverse Share Splits--The trustees may authorize reverse share splits immediately after and of a size that exactly offsets the per share amount of the annual dividend and capital gain distribution (if any). After taking into account the reverse share split, a shareholder reinvesting dividends and capital gain distributions will hold exactly the same number of shares owned prior to the distributions and reverse share split. A shareholder electing to receive dividends in cash will own fewer shares.

(2)   INVESTMENT ADVISORY FEES AND OTHER
      TRANSACTIONS WITH AFFILIATES

Benham  Management  Corporation  (BMC) is a wholly owned subsidiary of Twentieth
Century Companies, Inc. (TCC). BMC's former parent company, Benham Management International, Inc. (BMI), merged into TCC on June 1, 1995. Each Portfolio pays BMC a monthly investment advisory fee based on its pro rata share of the dollar amount derived from applying BTMT's average daily net assets to the following fee schedule.

                      .35% of the first $750 million
                      .25% of the next $750 million
                      .24% of the next $1 billion
                      .23% of the next $1 billion
                      .22% of the next $1 billion
                      .21% of the next $1 billion
                      .20% of the next $1 billion
                      .19% of average daily net assets over $6.5 billion

BMC provides the Trust with all investment advice. Twentieth Century Services, Inc. pays all compensation of Trust officers and trustees who are officers or directors of TCC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC.

The Trust has an Administrative Services and Transfer Agency Agreement with Benham Financial Services, Inc. (BFS), a wholly owned subsidiary of TCC. Under the agreement, BFS provides substantially all administrative and transfer agency services necessary to operate the Trust. Fees for these services are based on transaction volume, number of accounts, and average net assets of all funds in The Benham Group.

The Trust has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits each Portfolio's expenses (excluding extraordinary expenses such as brokerage commissions and taxes and including expense offset arrangements) to .70% of each Portfolio's average daily net assets. The agreement provides that BMC may recover amounts (representing expenses in excess of the Portfolio's expense guarantee rate) absorbed during the preceding 11 months if, and to the extent that, for any given month, the Portfolio's expenses were less than the .70% limit. The expense guarantee rate is subject to renewal in June 1996.

The payables to affiliates as of September 30, 1995, based on the above agreements were as follows:

                                             1995        2000       2005
                                           Portfolio   Portfolio  Portfolio
                                           ---------   ---------  --------

Investment Advisor.....................   $ 20,361      85,226      34,406
Administrative Services................      5,634      23,581      13,810
Transfer Agent.........................     11,809      32,987      27,955
                                          --------     -------     -------
                                          $ 37,804     141,794      76,171
                                          ========     =======     =======

                                             2010        2015       2020
                                           Portfolio   Portfolio  Portfolio
                                           ---------   ---------  --------

Investment Advisor.....................   $ 15,395      30,623      56,373
Administrative Services................      7,231       8,866      36,401
Transfer Agent.........................     22,771      19,536     110,710
                                          --------     -------     -------
                                          $ 45,397      59,025     203,484
                                          ========     =======     =======

As of September 30, 1995, several Portfolios had invested cash amounts in shares of Capital Preservation Fund, Inc. (CPF), a money market fund advised by BMC, totalling $19,292 (2000 Portfolio), $445,893 (2005 Portfolio), $247,502 (2010
Portfolio), $293,915 (2015 Portfolio), and $345,022 (2020 Portfoio). The terms of such transactions were identical to those with non-related entities except that, to avoid duplicative investment advisory fees, the Portfolios do not pay BMC investment advisory fees with respect to assets invested in shares of CPF.

The Trust has a distribution agreement with Benham Distributors, Inc. (BDI), which is responsible for promoting sales of and distributing the Trust's shares. BDI is a wholly owned subsidiary of TCC.

(3)   SHARE TRANSACTIONS

Transactions for each of the Portfolios for the years ended September 30, 1995, and 1994, were as follows:

                       1995                  2000                 2005
                     Portfolio             Portfolio            Portfolio
                ------------------     ----------------     ----------------
                 1995       1994       1995       1994       1995       1994
               --------   ---------   -------    -------    -------    -------
Shares sold...  283,425    263,383  1,710,037  1,114,636  2,027,040    644,935
Reinvestment of
  dividends...   35,505     88,860    211,374    442,173    175,507    645,537
              ---------  ----------  --------   --------   --------   --------
                318,930    352,243  1,921,411  1,556,809  2,202,547  1,290,472
Less shares
  redeemed.... (526,372)  (305,439)(1,516,891)(1,490,179)  (910,391)(1,399,588)
Reverse share
  split.......  (37,416)   (90,248)  (214,028)  (447,648)  (178,997)  (654,793)
              ---------  ----------  --------   --------   --------   --------
Net increase
  (decrease) in
  shares...... (244,858)   (43,444)   190,492   (381,018) 1,113,159   (763,909)
              ========= ==========   ========   ========   ========   ========


                       2010                  2015                 2020
                     Portfolio             Portfolio            Portfolio
                ------------------     ----------------     ----------------
                 1995       1994       1995       1994       1995      1994
               --------   ---------   -------    -------    -------   -------
Shares sold...1,894,844    806,962  4,976,479  2,408,197  40,032,262  8,985,953
Reinvestment of
  dividends...  113,861    281,196    148,497  1,072,560     126,631    472,224
              ---------  ----------  --------   --------   ---------   --------
              2,008,705  1,088,158  5,124,976  3,480,757  40,158,893  9,458,177
Less shares
  redeemed...(1,098,272)(1,191,355)(4,307,665)(2,558,058)(18,280,426)(7,854,498)
Reverse share
  split....... (117,148)  (284,876)  (156,322)(1,089,058)   (133,904)  (482,381)
              ---------  ----------  --------   --------   ---------   --------
Net increase
  (decrease) in
  shares......  793,285   (388,073)   660,989   (166,359) 21,744,563  1,121,298
              =========  ==========  ========   ========   =========   ========

(4)   INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term securities, for the year ended September 30, 1995, were as follows:

                 1995        2000         2005         2010       2015         2020
              Portfolio    Portfolio    Portfolio   Portfolio   Portfolio    Portfolio
               --------     --------     -------     -------     -------      --------
Purchases.. $136,788,285  175,805,281  111,234,186  50,559,035  99,202,582  598,270,689
              ==========   ==========    =========   =========   =========   ==========
Sales
  proceeds. $155,453,550  147,783,476   43,163,911  17,356,550  76,790,666  159,959,349
              ==========   ==========    =========   =========   =========   ==========

As of September 30, 1995, unrealized appreciation (depreciation) was as follows:

                 1995        2000         2005         2010       2015         2020
              Portfolio    Portfolio    Portfolio   Portfolio   Portfolio    Portfolio
               --------     --------     -------     -------     -------      --------
Appreciated
  securities.$   134,151   13,308,635   19,921,727  12,880,525  29,141,088   67,455,764
Depreciated
  securities.    (14,538)  (1,061,477)     (29,063)   (307,392)       (400)    (253,360)
                --------   ----------    ---------   ---------   ---------    ---------
Net unrealized
  appreciation
 (depreciation)$ 119,613   12,247,158   19,892,664  12,573,133  29,140,688   67,202,404
                ========   ==========    =========   =========   =========    =========


The cost of securities for financial reporting and federal income tax purposes is the same.

During the year ended September 30, 1995, the Trust paid no brokerage commissions. Each Portfolio invests principally in zero-coupon U.S. Treasury securities and may also invest in U.S. Treasury bills and coupon-bearing U.S. Treasury notes and bonds, all of which are guaranteed by the direct "full faith and credit" pledge of the U.S. government, and Resolution Funding Corporation (REFCORP) zero-coupon bonds, whose principal is secured by zero-coupon U.S. Treasury securities and whose interest payments are guaranteed by the U.S. Treasury.

Zero-coupon   U.S.   Treasury   securities  held  by  the  Portfolios   include:
Certificates of Accrual of Treasury  Securities  (CATS),  Treasury Bond Receipts
(TBRs), Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), Coupon Government Accrual Receipts (COUGARs), Treasury Obligation Certificates
(TOCs), Coupons Under Book Entry Safekeeping (CUBES), U.S. Treasury Bearer Bond Coupons and Corpus (PHYSICALs), Government and Agency Term Obligations (GATORs), Callable Easy Growth Treasury Receipts (CETRs), and Separate Trading of Registered Interest and Principal of Securities (STRIPS). CATS, TBRs, TRs, TIGRs, COUGARs, GATORs, TOCs and CETRs are instruments offered by broker-dealers who separate (strip) the principal portions (corpus) from the coupon portions of U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. PHYSICALs are stripped U.S. Treasury bearer bonds that are traded in physical form. STRIPS describes the program by which the U.S. Treasury Department has facilitated the stripping of Treasury notes and bonds by permitting the separated corpus and coupons to be transferred directly through the Federal Reserve Bank's book entry system.

(5)   RECLASSIFICATIONS

The Trust has followed the practice known as "equalization" under which a portion of the proceeds from sales and costs of repurchases of Portfolio shares, equivalent on a per-share basis to the amount of net undistributed investment income on the date of the transaction, was credited or charged against an equalization account. The Fund discontinued this practice for financial reporting purposes for the year ending September 30, 1995. As a result, the following net equalization credits (debits) were reclassified to capital:

       1995        2000        2005       2010        2015        2020
     Portfolio   Portfolio   Portfolio  Portfolio   Portfolio   Portfolio
     ---------   ---------   ---------  ---------   ---------   ---------

  $ (830,487)    (48,526)    1,423,103    657,050     724,195   6,042,633
     =======      ======       =======    =======     =======     =======

(6)   EXPENSE OFFSET ARRANGEMENTS

Each Portfolio's Statement of Operations shows custodial earnings credits. This amount represents credits received on cash balances maintained by the Portfolio at the custodian bank. The Portfolios could have invested the excess cash balances in an income-producing asset if they had not agreed to a reduction in fees under the expense offset arrangement. Beginning with the year ending September 30, 1995, the ratios of expenses to average daily net assets shown in the Financial Highlights are calculated without the credits received under the expense offset arrangement.

                                       BENHAM TARGET MATURITIES TRUST--1995 PORTFOLIO
                                             Schedule of Investment Securities
                                                    September 30, 1995


                                                                            Yield to  Maturity       Face          Value
U.S. Treasury Securities (Note 4)                                           Maturity*   Date        Amount       (Note 1)   Percent
--------------------------------------------------------------------------    -----     -----       -------        -----     ----
CUBES.....................................................................    5.59%   11/15/95   $  3,000,000   2,980,110      4.63%
TR........................................................................    5.57    11/15/95      2,950,709   2,932,975      4.55
U.S. Treasury Note 5.125% coupon..........................................    5.54    11/15/95      5,000,000   4,996,875      7.76
U.S. Treasury Bill........................................................    5.09    11/16/95     16,100,000  15,993,096     24.83
U.S. Treasury Bill........................................................    5.12    11/24/95      8,650,000   8,582,357     13.32
U.S. Treasury Note 4.250% coupon..........................................    5.57    11/30/95      3,650,000   3,642,007      5.65
STRIPS-PRINCIPAL..........................................................    5.63    02/15/96     23,071,000  22,601,274     35.08
TR........................................................................    5.71    02/15/96        861,075     843,793      1.31
COUGAR....................................................................    5.85    05/15/96      1,442,000   1,392,309      2.16
PHYSICAL COUPON...........................................................    5.88    05/15/96        472,500     456,137       .71
                                                                                                  -----------  ----------    ------
  Total Investment Securities (cost $64,301,320)..............................................   $ 65,197,284  64,420,933    100.00%
                                                                                                  ===========  ==========    ======

--------------------------
* The yield to maturity is based on current  market  values as of September  30, 1995.
  See the accompanying notes to financial statements.

                                       BENHAM TARGET MATURITIES TRUST--2000 PORTFOLIO
                                             Schedule of Investment Securities
                                                    September 30, 1995

Zero-Coupon U.S. Treasury                                                   Yield to  Maturity       Face          Value
Securities (Note 4)                                                         Maturity*   Date        Amount       (Note 1)   Percent
--------------------------------------------------------------------------    -----     -----       -------        -----     ----
STRIPS--COUPON ...........................................................    5.99%   05/15/99   $  1,000,000     807,790       .27%
CUBES ....................................................................    6.08    08/15/99         71,250      56,511       .02
STRIPS--COUPON ...........................................................    5.99    11/15/99        153,000     119,976       .04
TBR ......................................................................    6.16    11/15/99      2,836,700   2,210,810       .75
TR .......................................................................    6.07    11/15/99        349,800     273,603       .09
CUBES ....................................................................    6.12    02/15/00         88,125      67,718       .02
STRIPS--PRINCIPAL ........................................................    6.02    02/15/00     14,069,000  10,856,907      3.68
TBR.......................................................................    6.19    02/15/00        306,945     235,322       .08
TR .......................................................................    6.10    02/15/00     30,036,209  23,115,265      7.84
TBR ......................................................................    6.17    05/15/00      1,494,525   1,129,472       .38
STRIPS--PRINCIPAL ........................................................    6.05    08/15/00     69,567,000  52,054,203     17.65
TBR ......................................................................    6.20    08/15/00        894,045     664,696       .23
COUGAR ...................................................................    6.20    11/15/00      3,932,000   2,879,089       .98
CUBES ....................................................................    6.16    11/15/00        410,625     301,062       .10
STRIPS--PRINCIPAL ........................................................    6.07    11/15/00     93,497,000  68,857,736     23.35
TIGR .....................................................................    6.14    11/15/00      3,754,000   2,756,938       .94
TR .......................................................................    6.14    11/15/00     28,951,636  21,262,081      7.21
STRIPS--PRINCIPAL ........................................................    6.08    02/15/01     12,684,000   9,195,646      3.12
STRIPS--COUPON ...........................................................    6.05    02/15/01     19,625,000  14,253,834      4.83
TIGR .....................................................................    6.13    02/15/01      4,657,000   3,370,550      1.14
TR .......................................................................    6.13    02/15/01     20,422,327  14,780,864      5.01
COUGAR ...................................................................    6.20    05/15/01      1,400,000     994,028       .34
PHYSICAL COUPON ..........................................................    6.23    05/15/01      1,496,250   1,060,647       .36
STRIPS--COUPON ...........................................................    6.06    05/15/01     21,407,000  15,305,791      5.19
TR .......................................................................    6.14    05/15/01     24,350,000  17,345,479      5.88
STRIPS--PRINCIPAL ........................................................    6.12    08/15/01     20,450,000  14,359,785      4.87
TR .......................................................................    6.16    08/15/01      7,060,020   4,948,086      1.68
STRIPS--PRINCIPAL ........................................................    6.12    11/15/01      8,500,000   5,877,665      1.99
STRIPS--COUPON ...........................................................    6.12    02/15/02      8,449,000   5,756,811      1.96
                                                                                                  -----------  ----------     -----
  Total Investment Securities (cost $282,651,207).............................................   $401,912,457 294,898,365    100.00%
                                                                                                  ===========  ==========     =====
--------------------------
* The yield to maturity is based on current  market  values as of September  30,   1995.
  See the accompanying notes to financial statements.

                                       BENHAM TARGET MATURITIES TRUST--2005 PORTFOLIO
                                             Schedule of Investment Securities
                                                    September 30, 1995

Zero-Coupon U.S. Treasury                                                   Yield to  Maturity       Face          Value
Securities (Note 4)                                                         Maturity*   Date        Amount       (Note 1)   Percent
--------------------------------------------------------------------------    -----     -----       -------        -----     ----
PHYSICAL COUPON...........................................................    6.51%   11/15/04   $    693,750     387,230       .22%
U.S. Treasury Corpus, Maturity 02/15/10, Callable 02/15/05................    6.57    02/15/05      3,200,000   1,747,456       .96
STRIPS--COUPON............................................................    6.35    02/15/05     16,500,000   9,185,715      5.04
TR, Maturity 05/15/10, Callable 05/15/05..................................    6.56    05/15/05      5,150,000   2,771,112      1.52
CUBES.....................................................................    6.47    05/15/05      4,615,672   2,502,756      1.37
ETR.......................................................................    6.55    05/15/05      1,000,000     538,580       .30
STRIPS--PRINCIPAL.........................................................    6.39    05/15/05      9,559,000   5,221,986      2.87
STRIPS--COUPON............................................................    6.37    05/15/05     29,644,000  16,224,458      8.90
TBR.......................................................................    6.54    05/15/05        428,750     231,131       .13
TIGR......................................................................    6.45    05/15/05     15,940,000   8,665,303      4.76
TR........................................................................    6.45    05/15/05      5,509,606   2,995,132      1.64
STRIPS--PRINCIPAL.........................................................    6.38    08/15/05     16,800,000   9,043,272      4.96
STRIPS--COUPON............................................................    6.38    08/15/05     16,500,000   8,881,785      4.87
U.S. Treasury Corpus, Maturity 11/15/10, Callable 11/15/05................    6.61    11/15/05      8,900,000   4,614,294      2.53
CUBES.....................................................................    6.49    11/15/05        430,250     225,546       .12
STRIPS--COUPON............................................................    6.39    11/15/05     20,600,000  10,905,434      5.98
TBR.......................................................................    6.56    11/15/05      2,147,000   1,118,587       .61
REFCORP STRIPS--COUPON....................................................    6.55    01/15/06     46,429,000  23,927,649     13.13
STRIPS--COUPON............................................................    6.42    02/15/06     50,056,000  26,007,596     14.27
TR........................................................................    6.50    02/15/06     19,415,340  10,013,850      5.50
REFCORP STRIPS--COUPON....................................................    6.56    04/15/06     25,300,000  12,816,980      7.03
CATS, Maturity 05/15/11, Callable 05/15/06................................    6.61    05/15/06     38,699,000  19,412,579     10.65
TR, Maturity 05/15/11, Callable 05/15/06..................................    6.62    05/15/06      1,000,000     501,110       .28
CUBES.....................................................................    6.53    05/15/06        566,500     286,315       .16
STRIPS--COUPON............................................................    6.43    05/15/06      4,618,000   2,358,135      1.29
TBR.......................................................................    6.60    05/15/06        410,000     205,877       .11
TR........................................................................    6.51    05/15/06        146,346      74,170       .04
REFCORP STRIPS--COUPON....................................................    6.58    07/15/06      1,428,000     710,359       .39
TR........................................................................    6.53    08/15/06      1,299,780     647,251       .37
                                                                                                 ------------  ----------    ------
  Total Investment Securities (cost $162,328,984).............................................   $346,985,994 182,221,648    100.00%
                                                                                                 ============  ==========    ======
------------------------
* The yield to maturity is based on current market values as of September 30, 1995.
  See the accompanying notes to financial statements

                                       BENHAM TARGET MATURITIES TRUST--2010 PORTFOLIO
                                             Schedule of Investment Securities
                                                    September 30, 1995

Zero-Coupon U.S. Treasury                                                   Yield to  Maturity       Face          Value
Securities (Note 4)                                                         Maturity*   Date        Amount       (Note 1)   Percent
--------------------------------------------------------------------------    -----     -----       -------        -----     ----

ETR, Maturity 05/15/14, Callable 05/15/09.................................    6.86%   05/15/09   $ 28,385,000  11,335,834     11.98%
REFCORP STRIPS--COUPON....................................................    6.77    10/15/09      4,000,000   1,571,160      1.66
STRIPS--PRINCIPAL, Maturity 11/15/14, Callable 11/15/09...................    6.77    11/15/09     33,500,000  13,094,145     13.84
REFCORP STRIPS--COUPON....................................................    6.80    01/15/10      5,772,000   2,220,546      2.35
STRIPS--COUPON............................................................    6.66    02/15/10      4,500,000   1,756,530      1.86
REFCORP STRIPS--COUPON....................................................    6.81    04/15/10      8,749,000   3,305,372      3.49
STRIPS--COUPON............................................................    6.67    05/15/10     18,087,000   6,930,757      7.32
REFCORP STRIPS--COUPON....................................................    6.84    07/15/10     15,000,000   5,549,100      5.86
STRIPS--COUPON............................................................    6.69    08/15/10     25,777,000   9,696,019     10.25
REFCORP STRIPS--COUPON....................................................    6.84    10/15/10     20,114,000   7,316,870      7.73
STRIPS--COUPON............................................................    6.70    11/15/10     38,000,000  14,029,600     14.83
STRIPS--COUPON............................................................    6.71    02/15/11     26,860,000   9,747,494     10.30
REFCORP STRIPS--COUPON....................................................    6.86    04/15/11     18,850,000   6,610,506      6.99
STRIPS--COUPON............................................................    6.74    08/15/11      3,215,000   1,123,675      1.19
STRIPS--COUPON............................................................    6.75    11/15/11      1,000,000     342,970       .35
                                                                                                 ------------  ----------    ------
  Total Investment Securities (cost $82,057,445)..............................................   $251,809,000  94,630,578    100.00%
                                                                                                 ============  ==========    ======
-------------------------
* The yield to maturity is based on current  market  values as of September  30, 1995.
  See the accompanying notes to financial statements.

                                       BENHAM TARGET MATURITIES TRUST--2015 PORTFOLIO
                                             Schedule of Investment Securities
                                                    September 30, 1995

Zero-Coupon U.S. Treasury                                                   Yield to  Maturity       Face          Value
Securities (Note 4)                                                         Maturity*   Date        Amount       (Note 1)   Percent
--------------------------------------------------------------------------    -----     -----       -------        -----     ----
STRIPS--COUPON............................................................    6.85%   02/15/15   $ 33,350,000   9,055,859      7.92%
REFCORP STRIPS--COUPON....................................................    7.01    04/15/15     35,440,000   9,224,323      8.07
STRIPS--COUPON............................................................    6.86    05/15/15     46,408,000  12,367,732     10.82
REFCORP STRIPS--COUPON....................................................    7.01    07/15/15     29,644,000   7,584,121      6.64
STRIPS--COUPON............................................................    6.86    08/15/15     49,550,000  12,984,578     11.36
REFCORP STRIPS--COUPON....................................................    7.01    10/15/15     44,921,000  11,296,284      9.88
STRIPS--COUPON............................................................    6.86    11/15/15     64,808,000  16,682,875     14.60
STRIPS--COUPON............................................................    6.86    02/15/16     36,300,000   9,187,893      8.04
REFCORP STRIPS--COUPON....................................................    7.02    04/15/16     44,788,000  10,859,746      9.50
STRIPS--COUPON............................................................    6.87    05/15/16     17,700,000   4,400,751      3.85
REFCORP STRIPS--COUPON....................................................    7.02    07/15/16     25,000,000   5,958,250      5.21
REFCORP STRIPS--COUPON....................................................    7.01    10/15/16     20,000,000   4,694,600      4.11
                                                                                                 ------------  ----------    ------
  Total Investment Securities (cost $85,156,324)..............................................   $447,909,000 114,297,012    100.00%
                                                                                                 ============  ==========    ======

--------------------------
* The yield to maturity is based on current  market  values as of September  30, 1995.
  See the accompanying notes to financial statements.

59

                                       BENHAM TARGET MATURITIES TRUST--2020 PORTFOLIO
                                             Schedule of Investment Securities
                                                    September 30, 1995

Zero-Coupon U.S. Treasury                                                   Yield to  Maturity       Face          Value
Securities (Note 4)                                                         Maturity*   Date        Amount       (Note 1)   Percent
--------------------------------------------------------------------------    -----     -----       -------        -----     ----
STRIPS--COUPON............................................................    6.90%   11/15/19 $    4,000,000     778,880       .14%
REFCORP STRIPS--COUPON....................................................    7.04    01/15/20     57,823,000  10,773,581      1.89
STRIPS--COUPON............................................................    6.90    02/15/20    595,000,000 113,912,750     19.99
REFCORP STRIPS--COUPON....................................................    7.04    04/15/20     56,344,000  10,317,713      1.81
STRIPS--COUPON............................................................    6.90    05/15/20    591,500,000 111,338,045     19.54
REFCORP STRIPS--PRINCIPAL.................................................    7.01    07/15/20    253,000,000  45,863,840      8.05
REFCORP STRIPS--COUPON....................................................    7.04    07/15/20     43,535,000   7,835,865      1.38
STRIPS--COUPON............................................................    6.90    08/15/20    177,000,000  32,755,620      5.75
REFCORP STRIPS--PRINCIPAL.................................................    7.01    10/15/20     85,000,000  15,145,300      2.66
REFCORP STRIPS--COUPON....................................................    7.05    10/15/20    125,165,000  22,087,868      3.88
STRIPS--COUPON............................................................    6.90    11/15/20    580,707,000 105,787,394     18.57
REFCORP STRIPS--COUPON....................................................    7.04    01/15/21     20,205,000   3,513,043       .62
STRIPS--COUPON............................................................    6.90    02/15/21    266,000,000  47,643,260      8.36
STRIPS--COUPON............................................................    6.89    05/15/21    238,000,000  42,004,640      7.36
                                                                                                 ------------  ----------    ------
  Total Investment Securities (cost $502,555,395)............................................. $3,093,279,000 569,757,799    100.00%
                                                                                                 ============  ==========    ======

-------------------------
* The yield to maturity is based on current  market  values as of September  30, 1995.
  See the accompanying notes to financial statements.

PROXY VOTING RESULTS

A special shareholder meeting was held on May 31, 1995, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

Proposal I.--To consider and vote on approval or disapproval of new Investment Advisory Agreements with BTMT on behalf of each Portfolio with BMC to take effect upon the closing of the proposed merger of BMC's parent company, BMI, into TCC.

Proposals II, II, and IV are not applicable to shareholders of BTMT.

Proposal V.--To elect the Board of Trustees of BTMT.

Proposal VI.--To ratify the Board of Trustees' selection of KPMG Peat Marwick LLP as independent auditors for BTMT's current fiscal year end.

Proposal VII.--To amend BTMT's Articles of Incorporation to provide dollar-based voting rights for shareholders of the Portfolios.

A summary of voting results is as follows:


                               1995 Portfolio             2000 Portfolio           2005 Portfolio
-----------------------------------------------------------------------------------------------------
Proposal I.                For            500,215    For          2,189,192     For         1,332,120
                           Against         24,452    Against         74,176     Against        52,009
                           Abstained       23,010    Abstained       97,820     Abstained      66,160

-----------------------------------------------------------------------------------------------------
Proposal V.

James M. Benham            For            517,958    For          2,228,993     For         1,354,139
                           Withheld*       29,749    Withheld*      132,195     Withheld*      96,150

Ronald J. Gilson           For            516,122    For          2,225,127     For         1,353,277
                           Withheld*       31,555    Withheld*      136,061     Withheld*      97,012

Myron S. Scholes           For            517,724    For          2,228,493     For         1,354,297
                           Withheld*       29,953    Withheld*      132,695     Withheld*      95,992

Kenneth E. Scott           For            517,731    For          2,225,111     For         1,353,116
                           Withheld*       29,946    Withheld*      136,077     Withheld*      97,173

Ezra Solomon               For            516,708    For          2,222,372     For         1,351,970
                           Withheld*       30,969    Withheld*      138,816     Withheld*      98,319

Isaac Stein                For            517,672    For          2,228,144     For         1,353,628
                           Withheld*       30,005    Withheld*      133,044     Withheld*      96,661

James E. Stowers, III      For            516,426    For          2,225,214     For         1,353,359
                           Withheld*       31,251    Withheld*      135,874     Withheld*      96,930

Jeanne D. Wohlers          For            517,910    For          2,228,402     For         1,354,247
                           Withheld*       29,767    Withheld*      132,786     Withheld*      96,042

*Shares Withholding Authority to Vote



                               1995 Portfolio             2000 Portfolio           2005 Portfolio
-----------------------------------------------------------------------------------------------------
Proposal VI.               For            505,023    For          2,174,944     For         1,295,359
                           Against         11,731    Against        140,804     Against        40,255
                           Abstained       30,922    Abstained       45,440     Abstained     114,675

-----------------------------------------------------------------------------------------------------
Proposal VII.              For            500,525    For          2,159,673     For         1,315,106
                           Against         23,539    Against         80,279     Against        60,859
                           Abstained       23,613    Abstained      121,235     Abstained      74,324



                               2010 Portfolio             2015 Portfolio           2020 Portfolio
-----------------------------------------------------------------------------------------------------
Proposal I.                For            973,335    For          2,253,338     For         5,300,232
                           Against         35,253    Against         70,819     Against       192,337
                           Abstained       54,897    Abstained      112,898     Abstained     247,227

-----------------------------------------------------------------------------------------------------
Proposal V.

James M. Benham            For            999,477    For          2,279,720     For         5,355,488
                           Withheld*       64,008    Withheld*      157,335     Withheld*     384,309

Ronald J. Gilson           For            998,247    For          2,277,842     For         5,352,776
                           Withheld*       65,238    Withheld*      159,213     Withheld*     387,021

Myron S. Scholes           For            999,215    For          2,278,983     For         5,355,027
                           Withheld*       64,270    Withheld*      158,072     Withheld*     384,770

Kenneth E. Scott           For            998,531    For          2,276,221     For         5,351,957
                           Withheld*       64,954    Withheld*      160,834     Withheld*     387,840

Ezra Solomon               For            996,468    For          2,272,275     For         5,343,417
                           Withheld*       67,017    Withheld*      164,780     Withheld*     396,380

Isaac Stein                For            998,875    For          2,279,686     For         5,355,142
                           Withheld*       64,610    Withheld*      157,369     Withheld*     384,655

James E. Stowers, III      For            997,977    For          2,277,945     For         5,352,190
                           Withheld*       65,508    Withheld*      159,110     Withheld*     387,607

Jeanne D. Wohlers          For            999,060    For          2,278,446     For         5,353,334
                           Withheld*       64,425    Withheld*      158,609     Withheld*     386,463

*Shares Withholding Authority to Vote

-----------------------------------------------------------------------------------------------------
Proposal VI.               For            968,583    For          2,236,731     For         5,339,944
                           Against         21,878    Against         53,814     Against       137,013
                           Abstained       73,024    Abstained      146,510     Abstained     262,838

-----------------------------------------------------------------------------------------------------
Proposal VII.              For            970,626    For          2,211,939     For         5,241,388
                           Against         32,685    Against         79,377     Against       215,796
                           Abstained       60,174    Abstained      145,739     Abstained     282,612



Trustees

James M. Benham

Ronald J. Gilson

Myron S. Scholes

Kenneth E. Scott

Ezra Solomon

Isaac Stein

James E. Stowers, III

Jeanne D. Wohlers


Officers

James M. Benham
Chairman of the Board

John T. Kataoka
President and Chief Executive Officer

Bruce R. Fitzpatrick
Vice President

Maryanne Roepke
Treasurer

Douglas A. Paul
Vice President, Secretary
and General Counsel

Ann N. McCoid
Controller



[company logo] The Benham Group
Part of the Twentieth Century Family of Mutual Funds

     1665 Charleston Road
     Mountain View, CA 94043

     1-800-321-8321

     Not authorized for distribution unless preceded or accompanied by a current fund prospectus.

     Benham Distributors, Inc.             11/95 Q068